Putnam
High Yield
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-03

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to report positive results for Putnam High Yield Trust for the fiscal year ended August 31, 2003, and to note that while your fund's results at net asset value slightly underperformed its benchmark index during the period, they came in above its Lipper category average. You will find the details on the facing page.

The fund's performance reflects favorable market conditions as well as the management team's slightly more aggressive positioning than usual, and its focus on lower-quality bonds during a period when the lower tiers of the high-yield market excelled. Besides their discussion of performance and strategy in the fiscal year just ended, the managers also provide their view of prospects for the months ahead.

As the fund begins a new fiscal year on a positive note, what we told you at the start of the fiscal year that just ended bears repeating here. We deeply appreciate your continued confidence in Putnam and we firmly believe that over the long haul your patience will be rewarded.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

October 15, 2003



Report from Fund Management

Fund highlights

* Putnam High Yield Trust posted a strong gain during its fiscal year ended August 31, 2003, with class A shares returning 21.27% at net asset value and 15.54% at public offering price.

* The fund underperformed its benchmark, the JP Morgan Global High Yield Index, which returned 22.31% during the same period.

* The fund's results at net asset value were ahead of the 20.13% average for its Lipper category, High Current Yield Funds.

* See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.


Performance commentary

Lower-quality bonds were the strongest performers within a very strong high-yield market in fiscal 2003. We entered the fiscal year with a generally favorable outlook and took a more aggressive stance with the portfolio, increasing the allocation to CCC- and non-rated securities from 12% to 15% of the fund. We believe that the fund outperformed its Lipper category average because we held a more positive view than many of our competitors, and were more willing to invest in the lower-quality tiers that led the market. The fund's slight underperformance of its benchmark is due to a unique dynamic. As the fiscal year began, an exceptionally large number of "fallen angels" -- bonds of investment-grade companies downgraded to junk status because the companies had encountered serious difficulties -- entered the high-yield universe. Many were issued by electric utilities, which faced issues of industry overcapacity and debt-heavy balance sheets. However, most of the companies worked to improve their credit profiles and, toward the fiscal year's midpoint, many of these bonds rebounded dramatically. While we had invested in some of these fallen angels, we were not willing to do so on a large scale without undertaking our characteristic in-depth analysis of the credits. As a result, the fund's allocation was less than the benchmark's and it did not benefit as fully from the recovery.

FUND PROFILE

Putnam High Yield Trust seeks high current income through a portfolio of higher-yielding, lower-rated corporate bonds diversified across different industry sectors. It has a secondary objective of capital growth when consistent with high current income. This fund may be suitable for investors who can accept a higher level of risk in exchange for a potentially higher level of income than that available from higher-quality bonds.



Market overview

After bottoming out in October 2002, junk bonds rallied for several reasons. First, there was a significant decline in the default rate, which peaked at more than 10% in the spring of 2002 and had fallen to about 6% by the end of August 2003. We believe this reflects the fact that many indebted companies made debt reduction a top priority. To that end, they looked to improve their debt profiles by selling assets and lowering capital expenditures to pay off debt. They also refinanced their outstanding obligations at generally lower interest rates to improve their liquidity and lengthen the average maturity of their debt.

In addition, there was significant economic stimulus to help buoy high-yield companies. The Federal Reserve Board lowered the benchmark federal funds rate by an additional 0.75 percentage point during the period to accommodate an economic recovery. The Bush administration also sought to stimulate growth through tax cuts, and a weakening U.S. dollar served to make American goods cheaper for overseas buyers. The end of major hostilities in Iraq also helped to improve investor sentiment. Finally, improving returns in the high-yield market attracted assets from both the general public and institutional investors, further driving positive returns.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 8/31/03
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
JP Morgan Global High Yield Index                                      22.31%
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.36%
------------------------------------------------------------------------------
Lehman Government Credit Index                                          5.49%
------------------------------------------------------------------------------
Lehman Municipal Bond Index                                             3.14%
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     12.07%
------------------------------------------------------------------------------
Russell 2000 Value Index (small-company value stocks)                  23.68%
------------------------------------------------------------------------------
Russell 2500 Growth Index (small-company growth stocks)                33.62%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/03.
------------------------------------------------------------------------------

Strategy overview

A key component of our strategy during the fiscal year was our optimism about the prospects for the high-yield market and conviction that lower-quality bonds would lead any rally. We prudently looked for investment opportunities among lower-quality, more aggressive securities, at the same time that we maintained a broadly diversified approach. We gravitated toward bonds of cyclical companies -- firms that stood to benefit from an uptick in economic growth. During the year, the fund was overweighted in the aerospace industry relative to the index, particularly in selected parts manufacturers. While this area of the industry suffered from weakened demand for its products, we chose those firms that enjoyed adequate liquidity to withstand what we felt would be a temporary downturn. We also favored chemical companies, because the bonds in this sector offered particularly attractive yields and the corporations appeared well positioned to benefit from an economic recovery. Wireless telecommunications service providers, including Nextel Communications, also remained a key component of the fund, as we added to positions in this sector in response to its increasing stabilization. We also were attracted to media investments, because these companies offered solid balance sheets and looked to benefit from increased advertising spending that usually accompanies an economic rebound. Gaming and lodging bonds represented one of the larger allocations within the fund, because they offered stability. We underweighted technology bonds relative to the index because yields in the sector were not adequately compelling amid excess capacity and relatively weak balance sheets.



[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                              as of     as of
                             2/28/03   8/31/03

Consumer cyclicals            23.3%     17.3%

Consumer staples              15.2%     17.0%

Communications services        8.0%     10.7%

Capital goods                  6.9%      7.6%

Basic materials               11.3%      9.6%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How holdings and allocations affected performance

The solid returns of two of your fund's largest holdings helped boost overall performance. Long-distance telecommunications services provider Qwest Communi cations, one of the portfolio's top 10 holdings, stabilized and improved its credit profile despite facing significant competition. The company was able to stabilize its capital structure through a major refinancing. The firm also sold its directory business, enabling it to add a significant amount of cash to its balance sheet, and was invigorated by a management change.

Paxson Communications, which owns television stations across the United States as well as the Pax Network, was able to improve its operating results and offer strong performance. In addition, the company targeted the sale of certain stations in order to raise cash to sustain liquidity. Finally, the prospect of a favorable deregulatory ruling by the Federal Communications Commission may make Paxson's assets more attractive to other companies for future acquisitions.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

1  Qwest Services Corp. 144A
   Notes 13 1/2s, 2010
   Communications services

2  CSC Holdings, Inc.
   Ser. M, $11.125 cum pfd.
   Communications services

3  JP Morgan HYDI notes 9s, 2008
   Notes 9s, 2008
   Financial

4  Qwest Corp. 144A
   Notes 8 7/8s, 2012
   Communications services

5  HMH Properties, Inc.
   Company guaranty Ser. B, 7 7/8s, 2008
   Consumer cyclicals

6  PSF Group Holdings, Inc. 144A
   Class A
   Consumer staples

7  Hercules, Inc.
   Company guaranty 11 1/8s, 2007
   Basic materials

8  Calpine Corp. 144A
   Sec. notes 8 1/2s, 2010
   Utilities and power

9  Xerox Corp.
   Sr. notes 7 1/8s, 2010
   Technology

10 Crown Holdings SA 144A
   Sec. notes 9 1/2s, 2011 (France)
   Capital goods

Footnote reads:
These holdings represent 6.4% of the fund's net assets as of 8/31/03. The fund's holdings will change over time.


Among the main detractors from fund performance was Collins and Aikman, an auto parts supplier. This company encountered difficulty assimilating an acquisition into the rest of its operations. As a result, the company had disappointing operating results due to inefficiencies at a number of its plants. The fund still has a position, because we feel that the company enjoys adequate liquidity that should enable it to fix the problems. Also struggling during the fiscal year was Better Minerals and Aggregates, which supplies industrial sand for glass production and operates rock quarries for asphalt manufacturing. The company performed below our expectations as construction markets remained generally weak. In addition, there were a number of lawsuits filed against the company, seeking compensation for individuals who suffer from silicosis, a respiratory disease, which may have resulted from exposure to the firm's industrial sand products and operations. The company sold its aggregates business in order to raise cash. Although the bonds traded lower, we maintained the investment because we believe the firm carried enough liquidity to survive, and we believe its plans to restructure the balance sheet should pay off in the long run.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The fund's management team

The fund is managed by the Putnam Core Fixed-Income High-Yield Team. The members of the team are Stephen Peacher (Portfolio Leader), Norm Boucher (Portfolio Member), Paul Scanlon (Portfolio Member), Rosemary Thomsen (Portfolio Member), Jeffrey Kaufman, Geoffrey Kelley, Neal Reiner, and Joseph Towell.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

In our opinion, the underlying factors that helped sustain the high-yield rally remain in place. The economy appears to be on the upswing and defaults continue to decline due to companies' efforts to pay down debt. Given the recent rise in stock prices, high-yield companies may now turn to the equity markets, issuing stock to raise capital to pay off debt and improve their credit profiles. We believe the corporate mindset of reducing debt and improving balance sheets is now firmly in place. Because yields remain attractive relative to other fixed-income alternatives, demand for high-yield bonds should remain strong. However, it is important to understand that while we believe the environment for high-yield bonds will remain supportive for the foreseeable future, we don't believe we will witness a continuation of the very strong absolute returns of the past year. In our opinion, the high-yield market has moved from being historically undervalued to being fairly valued.

Given this outlook, we do not intend to further increase the fund's weightings in lower-quality bonds. During the next year, we expect to see more consistency of returns across sectors; we believe it is less likely that sectors like utilities will offer returns well above those provided by other sectors. In response, our strategy will be to look for special situations across sectors that we believe will enable us to outperform. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended August 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.


------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 8/31/03
------------------------------------------------------------------------------------------------------
                    Class A            Class B           Class C            Class M           Class R
(inception dates)  (2/14/78)          (3/1/93)          (3/19/02)           (7/3/95)         (1/21/03)
------------------------------------------------------------------------------------------------------
                      NAV      POP      NAV      CDSC      NAV      CDSC      NAV      POP      NAV
------------------------------------------------------------------------------------------------------
1 year              21.27%   15.54%   20.31%    15.30%   20.08%    19.08%   20.80%   16.89%   20.98%
------------------------------------------------------------------------------------------------------
5 years             14.07     8.67    10.03      8.72     9.55      9.55    12.61     8.91    12.72
Annual average       2.67     1.68     1.93      1.69     1.84      1.84     2.40     1.72     2.42
------------------------------------------------------------------------------------------------------
10 years            64.71    56.87    53.07     53.07    52.25     52.25    60.78    55.54    60.74
Annual average       5.12     4.61     4.35      4.35     4.29      4.29     4.86     4.52     4.86
------------------------------------------------------------------------------------------------------
Annual average
(life of fund)       9.06     8.85     8.12      8.12     8.23      8.23     8.66     8.52     8.79
------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


-------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/03
-------------------------------------------------------------------------------
                                                                  Lipper
                                  JP Morgan       CSFB         High Current
                                 Global High    High Yield      Yield Funds
                                 Yield Index*   Bond Index+  category average++
-------------------------------------------------------------------------------
1 year                             22.31%         23.11%          20.13%
-------------------------------------------------------------------------------
5 years                            26.21          29.09           12.49
Annual average                      4.77           5.24            2.15
-------------------------------------------------------------------------------
10 years                              --          95.32           59.94
Annual average                        --           6.92            4.69
-------------------------------------------------------------------------------
Annual average (life of fund)         --             --            8.94
-------------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * This index began operations on 12/31/93. It is replacing the Credit Suisse First Boston (CSFB) High Yield Bond Index as the fund's benchmark because Putnam Management believes it is a more appropriate index against which to compare the fund's performance.

 + This index began operations on 12/31/82.

++ Over the 1-, 5-, and 10-year periods ended 8/31/03, there were 389,
   228, and 65 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 8/31/93 to 8/31/03

             Fund's class A    CSFB High Yield   JP Morgan Global
Date          shares at POP      Bond Index      High Yield Index*

8/31/93           9,525            10,000             10,000
8/31/94           9,758            10,361              9,859
8/31/95          10,808            11,730             11,263
8/31/96          12,005            12,920             12,502
8/31/97          13,997            14,914             14,410
8/31/98          13,752            15,131             14,688
8/31/99          13,994            15,849             15,391
8/31/00          14,124            16,177             15,665
8/31/01          13,631            16,264             15,673
8/31/02          12,936            15,865             15,157
8/31/03         $15,687           $19,532            $18,538

  Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $15,307 and $15,225, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $16,078 ($15,554 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $16,074. See first page of performance section for performance calculation method.

* The inception date for this index was 12/31/93. The chart assumes an investment in the JP Morgan Global High Yield Index on 12/31/93 in an amount equal to the value as of such date of a $10,000 investment in the CSFB High Yield Bond Index made on 8/31/93.



----------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/03
----------------------------------------------------------------------------------------------------------
                            Class A          Class B          Class C          Class M          Class R
----------------------------------------------------------------------------------------------------------
Distributions (number)         12               12               12               12                7
----------------------------------------------------------------------------------------------------------
Income                      $0.687           $0.635           $0.633           $0.670           $0.379
----------------------------------------------------------------------------------------------------------
Capital gains                  --               --               --               --               --
----------------------------------------------------------------------------------------------------------
Total                       $0.687           $0.635           $0.633           $0.670           $0.379
----------------------------------------------------------------------------------------------------------
Share value:              NAV    POP           NAV              NAV          NAV    POP            NAV
----------------------------------------------------------------------------------------------------------
8/31/02                 $6.86  $7.20         $6.84            $6.85       $6.87   $7.10             --
----------------------------------------------------------------------------------------------------------
1/21/03*                   --     --            --               --          --      --          $6.99
----------------------------------------------------------------------------------------------------------
8/31/03                  7.55   7.93          7.52             7.52        7.55    7.80           7.55
----------------------------------------------------------------------------------------------------------
Current return
(end of period)
----------------------------------------------------------------------------------------------------------
Current dividend rate 1  8.74%  8.32%         7.98%            7.66%       8.42%   8.15%          8.58%
----------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2              7.60   7.23          6.84             6.83        7.35    7.11           7.33
----------------------------------------------------------------------------------------------------------


1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

* Inception of class R shares.



----------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------
                    Class A           Class B             Class C           Class M            Class R
(inception dates)  (2/14/78)          (3/1/93)           (3/19/02)          (7/3/95)          (1/21/03)
----------------------------------------------------------------------------------------------------------
                      NAV      POP      NAV      CDSC      NAV      CDSC      NAV      POP       NAV
----------------------------------------------------------------------------------------------------------
1 year              25.66%   19.61%   24.51%    19.50%   24.43%    23.43%   25.00%   20.87%    25.52%
----------------------------------------------------------------------------------------------------------
5 years             18.81    13.14    14.48     13.11    14.07     14.07    17.14    13.29     17.44
Annual average       3.51     2.50     2.74      2.49     2.67      2.67     3.21     2.53      3.27
----------------------------------------------------------------------------------------------------------
10 years            68.10    60.06    56.13     56.13    55.36     55.36    63.82    58.46     64.11
Annual average       5.33     4.82     4.56      4.56     4.50      4.50     5.06     4.71      5.08
----------------------------------------------------------------------------------------------------------
Annual average
(life of fund)       9.13     8.93     8.19      8.19     8.30      8.30     8.73     8.59      8.86
----------------------------------------------------------------------------------------------------------



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Credit Index is an unmanaged index of U.S fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2500 Growth Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

The Board of Trustees and Shareholders
Putnam High Yield Trust:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Trust, including the fund's portfolio, as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year or period ended August 31, 1999 were audited by other auditors whose report dated October 12, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Trust as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Boston, Massachusetts
October 6, 2003



The fund's portfolio
August 31, 2003

Corporate bonds and notes (83.5%) (a)
Principal amount                                                          Value

Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------
      $845,706 Adams Outdoor Advertising bank term
               loan FRN 4.5848s, 2008 (acquired 4/2/03,
               cost $843,591) (RES)                                    $847,820
     5,000,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                           5,187,500
                                                                 --------------
                                                                      6,035,320

Automotive (1.9%)
-------------------------------------------------------------------------------
     7,959,000 Collins & Aikman Products, Inc.
               company guaranty 10 3/4s, 2011                         6,884,535
     1,475,000 Dana Corp. notes 10 1/8s, 2010                         1,589,313
     8,472,000 Dana Corp. notes 9s, 2011                              8,895,600
EUR    337,000 Dana Corp. notes 9s, 2011                                384,757
    $1,199,000 Dana Corp. notes 7s, 2029                                968,193
     1,598,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                             1,358,300
     3,036,000 Delco Remy International, Inc.
               company guaranty 10 5/8s, 2006                         2,702,040
         9,000 Dura Operating Corp. company
               guaranty Ser. B, 8 5/8s, 2012                              9,180
     1,640,000 Dura Operating Corp. company
               guaranty Ser. D, 9s, 2009                              1,508,800
     5,460,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                     4,272,450
       637,500 Hayes Lemmerz International, Inc.
               bank term loan  FRN 4.4766s, 2009
               (acquired 6/3/03, cost $631,125) (RES)                   639,891
     6,522,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                            7,288,335
       827,000 Lear Corp. company guaranty Ser. B,
               7.96s, 2005                                              886,958
EUR    930,000 Lear Corp. sr. notes 8 1/8s, 2008                      1,117,945
    $4,810,000 Lear Corp. Structured Notes 8.46s,
               2006 (issued by STEERS Credit Linked
               Trust 2001)                                            5,291,000
     1,009,000 Navistar International Corp. company
               guaranty Ser. B, 9 3/8s, 2006                          1,094,765
     1,400,000 Navistar International Corp. sr.
               notes Ser. B, 8s, 2008                                 1,421,000
     1,818,333 SPX Corp. bank term loan FRN Ser. B,
               3 3/8s, 2009 (acquired various dates
               from 7/23/02 to 8/26/03, cost
               $1,818,333) (RES)                                      1,824,394
     2,010,000 Tenneco Automotive, Inc. company
               guaranty Ser. B, 11 5/8s, 2009                         1,839,150
    14,200,000 Tenneco Automotive, Inc. 144A sec.
               notes 10 1/4s, 2013                                   14,697,000
       750,000 TRW Automotive bank term loan FRN
               Ser. C-1, 4.116s, 2011  (acquired
               7/21/03, cost $750,000) (RES)                            751,562
                                                                 --------------
                                                                     65,425,168

Basic Materials (9.4%)
-------------------------------------------------------------------------------
        88,000 Abitibi-Consolidated Finance LP
               company guaranty 7 7/8s, 2009                             90,103
     8,529,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                               9,296,610
     1,380,000 Acetex Corp. 144A sr. notes 10 7/8s,
               2009 (Canada)                                          1,504,200
     9,390,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                           8,920,500
     1,272,000 AK Steel Corp. company guaranty
               7 7/8s, 2009                                           1,004,880
     8,274,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                           6,267,555
     5,892,052 Alabama River Newsprint bank term
               loan FRN 4 5/8s, 2004 (acquired
               various dates from 4/14/98 to 5/15/02,
               cost $5,349,744) (RES)                                 5,567,989
     6,993,000 Appleton Papers, Inc. company
               guaranty Ser. B, 12 1/2s, 2008                         7,587,405
     4,210,000 Armco, Inc. sr. notes 8 7/8s, 2008                     3,283,800
     5,099,000 Better Minerals & Aggregates Co.
               company guaranty 13s, 2009                             3,365,340
     2,603,000 Berry Plastics Corp. company
               guaranty 10 3/4s, 2012                                 2,856,793
     5,629,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                     6,191,900
    10,506,831 Doe Run Resources Corp. company
               guaranty Ser. A1, 11 3/4s, 2008
               (PIK)                                                  4,202,732
     6,228,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                           6,570,540
     1,715,000 Equistar Chemical notes 6 1/2s, 2006                   1,620,675
     3,665,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                   3,408,450
    14,008,000 Equistar Chemicals LP/Equistar
               Funding Corp. company guaranty
               10 1/8s, 2008                                         14,008,000
     3,595,000 Equistar Chemicals LP/Equistar
               Funding Corp. 144A sr. notes
               10 5/8s, 2011                                          3,577,025
     2,506,000 Georgia-Pacific Corp. debs. 9 1/2s,
               2011                                                   2,650,095
     3,589,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                   3,310,853
     8,325,000 Georgia-Pacific Corp. 144A sr. notes
               8 7/8s, 2010                                           8,762,063
     2,391,000 Georgia-Pacific Corp. 144A sr. notes
               7 3/8s, 2008                                           2,379,045
     5,110,000 Gerdau Ameristeel Corp/Gusap
               Partners 144A sr. notes 10 3/8s,
               2011 (Canada)                                          5,224,975
       750,000 Graphics Packaging bank term loan
               FRN 3.86s, 2010  (acquired 8/6/03,
               cost $750,000) (RES)                                     752,461
    17,958,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                         20,831,280
     4,555,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                              4,805,525
     3,965,837 Huntsman Corp. bank term loan FRN
               Ser. A, 5.9508s, 2007  (acquired
               various dates from 3/11/02 to
               5/1/03, cost $3,297,511) (RES)                         3,476,718
     1,940,498 Huntsman Corp. bank term loan FRN
               Ser. B, 8.4375s, 2007  (acquired
               various dates from 3/1/02 to
               7/31/03, cost $1,581,846) (RES)                        1,701,170
     8,428,000 Huntsman ICI Chemicals, Inc. company
               guaranty 10 1/8s, 2009                                 7,964,460
     7,978,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                     3,071,530
EUR  7,176,000 Huntsman International, LLC sr. sub.
               notes Ser. EXCH, 10 1/8s, 2009                         6,932,475
    $2,712,000 IMC Global, Inc. company guaranty
               Ser. B, 11 1/4s, 2011                                  2,806,920
     3,042,000 IMC Global, Inc. company guaranty
               Ser. B, 10 7/8s, 2008                                  3,148,470
    11,024,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                 12,181,520
     2,425,000 ISP Holdings, Inc. sec. sr. notes
               Ser. B, 10 5/8s, 2009                                  2,558,375
       260,000 Kaiser Aluminum & Chemical Corp. sr.
               notes Ser. B, 10 7/8s, 2006 (In
               default) (NON)                                           202,800
     9,224,000 Kaiser Aluminum & Chemical Corp. sr.
               sub. notes 12 3/4s, 2003 (In
               default) (NON)                                           784,040
     2,915,000 Kappa Beheer BV company guaranty
               10 5/8s, 2009 (Netherlands)                            3,089,900
EUR  1,000,000 Kappa Beheer BV company guaranty
               10 5/8s, 2009 (Netherlands)                            1,158,179
    $3,635,000 Louisiana-Pacific Corp. sr. notes
               8 7/8s, 2010                                           4,171,163
     4,372,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                   4,481,300
    10,094,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                  9,740,710
     1,225,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                  1,182,125
     4,242,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                           4,199,580
EUR    592,000 MDP Acquisitions PLC sr. notes
               10 1/8s, 2012 (Ireland)                                  682,392
    $6,320,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                 6,825,600
     2,744,851 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                          2,991,888
     7,456,000 Millenium America, Inc. company
               guaranty 9 1/4s, 2008                                  7,716,960
     2,070,000 Millenium America, Inc. 144A sr.
               notes 9 1/4s, 2008                                     2,142,450
     4,370,000 Noveon International bonds 13s, 2011                   4,501,100
     3,730,000 Noveon International company
               guaranty Ser. B, 11s, 2011                             4,158,950
     2,610,000 OM Group, Inc. company guaranty
               9 1/4s, 2011                                           2,499,075
     5,564,000 Pacifica Papers, Inc. sr. notes 10s,
               2009 (Canada)                                          5,814,380
     2,553,936 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                     2,183,615
     3,078,797 Pioneer Cos., Inc. sec. FRN 4.6s,
               2006                                                   2,616,977
     5,450,000 Potlatch Corp. company guaranty 10s,
               2011                                                   5,940,500
     1,385,000 Resolution Performance Products, LLC
               sr. notes 9 1/2s, 2010                                 1,371,150
     6,150,000 Rhodia SA 144A sr. sub. notes
               8 7/8s, 2011 (France)                                  6,180,750
     3,235,000 Royster-Clark, Inc. 1st mtge.
               10 1/4s, 2009                                          2,393,900
     2,540,000 Salt Holdings Corp. 144A sr. disc.
               notes stepped-coupon zero %  (12s,
               6/1/06), 2013 (STP)                                    1,460,500
     7,145,000 Salt Holdings Corp. 144A sr. notes
               stepped-coupon zero %  (12 3/4s,
               12/15/07), 2012 (STP)                                  4,805,013
        76,000 Smurfit-Stone Container Corp.
               company guaranty 8 1/4s, 2012                             78,660
       860,000 Solutia, Inc. company guaranty
               11 1/4s, 2009                                            765,400
     5,276,000 Solutia, Inc. debs. 7 3/8s, 2027                       3,165,600
       680,000 Solutia, Inc. debs. 6.72s, 2037                          605,200
     6,069,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                  6,433,140
     1,250,501 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                        1,191,102
     7,480,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                           8,228,000
     2,640,000 Stone Container Corp. sr. notes
               9 1/4s, 2008                                           2,838,000
     7,025,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                           7,235,750
     3,986,000 Stone Container Corp. 144A company
               guaranty 11 1/2s, 2006 (Canada)                        4,235,125
     4,600,000 Tembec Industries, Inc. company
               guaranty 8 1/2s, 2011 (Canada)                         4,531,000
     3,095,000 Tembec Industries, Inc. company
               guaranty 7 3/4s, 2012 (Canada)                         2,924,775
       570,000 Texas Petrochemical Corp. sr. sub.
               notes 11 1/8s, 2006 (In default)
               (NON)                                                    148,200
     1,915,000 Texas Petrochemical Corp. sr. sub.
               notes Ser. B, 11 1/8s, 2006 (In
               default) (NON)                                           497,900
     6,585,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                          6,823,706
     4,491,000 WCI Steel, Inc. sr. notes Ser. B,
               10s, 2004 (In default) (NON)                           1,302,390
       380,600 Weirton Steel Corp. sr. notes
               0 1/2s, 2008 (In default) (NON)                           45,672
     6,375,000 Wheeling-Pittsburgh Steel Corp. sr.
               notes 9 1/4s, 2007 (In default)
               (NON)                                                    701,250
     3,636,000 WHX Corp. sr. notes 10 1/2s, 2005                      3,126,960
                                                                 --------------
                                                                    330,055,259

Broadcasting (1.7%)
-------------------------------------------------------------------------------
       206,000 Acme Communications, Inc. sr. disc.
               notes Ser. B, 12s, 2005                                  207,030
       635,000 DirecTV bank term loan FRN Ser. B,
               4.0039s, 2010  (acquired various
               dates from 3/4/03 to 8/5/03, cost
               $635,000) (RES)                                          637,619
    23,030,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default)
               (NON)                                                  1,612,100
     8,517,000 Echostar DBS Corp. sr. notes
               10 3/8s, 2007                                          9,421,931
     3,423,000 Echostar DBS Corp. sr. notes 9 1/8s,
               2009                                                   3,790,973
       559,642 Emmis Communications Corp. bank term
               loan FRN Ser. C, 3 3/8s, 2009 (acquired
               6/20/02, cost $558,942) (RES)                            561,818
     1,029,000 Granite Broadcasting Corp. sr. sub.
               notes 10 3/8s, 2005                                    1,013,565
     5,947,000 Granite Broadcasting Corp. sr. sub.
               notes 9 3/8s, 2005                                     5,842,928
     6,217,000 Granite Broadcasting Corp. sr. sub.
               notes 8 7/8s, 2008                                     5,999,405
     1,783,000 Gray Television, Inc. company
               guaranty 9 1/4s, 2011                                  1,939,013
       420,000 Pegasus Communications Corp. sr.
               notes 12 1/2s, 2007                                      344,400
     3,440,000 Pegasus Satellite sr. notes 12 3/8s,
               2006                                                   2,820,800
    17,069,002 Quorum Broadcast Holdings, LLC notes
               stepped-coupon zero %  (15s,
               5/15/06), 2009 (STP)                                  12,474,027
     2,866,000 RCN Corp. sr. disc. notes Ser. B,
               zero %, 2008                                           1,132,070
     9,533,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                    10,247,975
     1,136,000 Young Broadcasting, Inc. company
               guaranty Ser. B, 8 3/4s, 2007                          1,147,360
                                                                 --------------
                                                                     59,193,014

Building Materials (0.7%)
-------------------------------------------------------------------------------
     1,057,000 American Standard Cos., Inc. company
               guaranty 7 5/8s, 2010                                  1,148,166
     3,771,000 Atrium Cos., Inc. company guaranty
               Ser. B, 10 1/2s, 2009                                  4,016,115
     2,869,000 Building Materials Corp. company
               guaranty 8s, 2008                                      2,711,205
     6,799,000 Dayton Superior Corp. 144A sec.
               notes 10 3/4s, 2008                                    6,799,000
       625,625 NCI Building Systems, Inc. bank term
               loan FRN Ser. B, 4.35s,
               2008 (acquired 9/4/02, cost
               $625,625) (RES)                                          626,928
     5,442,000 Nortek, Inc. sr. notes Ser. B,
               8 7/8s, 2008                                           5,578,050
     1,320,000 Nortek, Inc. sr. sub. notes Ser. B,
               9 7/8s, 2011                                           1,379,400
       969,000 Nortek, Inc. 144A sr. notes Ser. B,
               9 1/8s, 2007                                             988,380
         4,000 Owens Corning bonds 7 1/2s, 2018 (In
               default) (NON)                                             1,700
     5,755,000 Owens Corning notes 7 1/2s, 2005 (In
               default) (NON)                                         2,445,875
                                                                 --------------
                                                                     25,694,819

Cable Television (2.8%)
-------------------------------------------------------------------------------
       230,000 Adelphia Communications Corp. notes
               Ser. B, 9 7/8s, 2005 (In default) (NON)                  150,650
     3,211,000 Adelphia Communications Corp. sr.
               notes 10 7/8s, 2010 (In default) (NON)                 2,119,260
     1,682,000 Adelphia Communications Corp. sr.
               notes 9 3/8s, 2009 (In default) (NON)                  1,135,350
     2,918,000 Adelphia Communications Corp. sr.
               notes 7 7/8s, 2009 (In default) (NON)                  1,896,700
     2,431,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s, 2007 (In
               default) (NON)                                         1,604,460
     1,340,000 Adelphia Communications Corp. sr.
               notes Ser. B, 7 3/4s, 2009 (In
               default) (NON)                                           884,400
       341,433 Australis Media, Ltd. sr. disc.
               notes 15 3/4s, 2003 (Australia) (In
               default) (NON) (DEF)                                           1
     5,320,000 Century Cable Holdings bank term
               loan FRN 6s, 2009  (acquired various
               dates from 5/20/02 to 6/11/02, cost
               $4,639,400) (RES)                                      4,419,397
     2,466,275 Charter Communications Holdings, LLC
               bank term loan FRN Ser. B,  3.86s,
               2008 (acquired 10/22/01, cost
               $2,410,784) (RES)                                      2,309,975
     2,258,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (12 1/8s,
               1/15/07), 2012 (STP)                                   1,061,260
     4,938,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                   2,666,520
     4,160,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (9.92s,
               4/1/04), 2011 (STP)                                    2,787,200
     5,946,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               1/15/05), 2010 (STP)                                   3,864,900
    17,015,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               11 1/8s, 2011                                         13,612,000
    10,927,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 3/4s, 2009                                          8,741,600
     3,770,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 1/4s, 2010                                          2,884,050
    13,360,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  10s,
               2011                                                  10,287,200
     1,915,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  9 5/8s,
               2009                                                   1,464,975
     2,538,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  8 5/8s,
               2009                                                   1,941,570
       285,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  8 1/4s,
               2007                                                     229,425
       211,000 CSC Holdings, Inc. debs. 7 5/8s,
               2018                                                     200,450
     6,818,000 CSC Holdings, Inc. sr. notes 7 7/8s,
               2007                                                   6,954,360
       440,000 Frontier Vision bank term loan FRN
               Ser. B, 6.275s, 2006 (acquired 5/20/02,
               cost $407,000) (RES)                                     416,533
     5,000,000 Insight Midwest LP/Insight Capital,
               Inc. bank term loan FRN 4.0625s, 2009
               (acquired various dates from 1/9/01 to
               11/5/01, cost $4,992,125) (RES)                        4,997,770
     2,805,000 Insight Midwest LP/Insight Capital,
               Inc. sr. notes 10 1/2s, 2010                           2,952,263
       358,725 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                               312,091
     5,053,836 Olympus Cable bank term loan FRN
               Ser. B, 6s, 2010 (acquired
               various dates from 5/20/02 to
               11/21/02, cost $4,219,523) (RES)                       4,376,622
       425,000 Rogers Cablesystems, Ltd. sr. notes
               Ser. B, 10s, 2005 (Canada)                               449,969
    12,876,000 TeleWest Communications PLC debs.
               11s, 2007 (United Kingdom) (In
               default) (NON)                                         5,407,920
       280,000 TeleWest Communications PLC debs.
               9 5/8s, 2006 (United Kingdom) (In
               default) (NON)                                           116,900
     1,935,000 TeleWest Communications PLC sr.
               notes Ser. S, 9 7/8s, 2010 (United
               Kingdom) (In default) (NON)                              788,513
       775,000 TeleWest Communications PLC 144A sr.
               notes 11 1/4s, 2008 (United Kingdom)
               (In default) (NON)                                       325,500
     7,310,000 United Pan-Europe NV sr. disc. notes
               12 1/2s, 2009 (Netherlands) (In
               default) (NON)                                         1,736,125
    19,076,000 United Pan-Europe NV sr. disc. notes
               stepped-coupon zero % (13 3/4s,
               2/1/05), 2010 (Netherlands) (In
               default) (NON) (STP)                                   4,196,720
     1,100,000 United Pan-Europe NV 144A bonds
               10 7/8s, 2009 (Netherlands) (In
               default) (NON)                                           371,250
                                                                 --------------
                                                                     97,663,879

Capital Goods (7.3%)
-------------------------------------------------------------------------------
     2,500,000 Advanced Glass Fiber Yarns bank term
               loan FRN Ser. B, 8 1/4s, 2005 (acquired
               7/18/02, cost $2,106,250) (RES)                        1,500,000
     1,990,000 Advanced Glass Fiber Yarns sr. sub.
               notes 9 7/8s, 2009 (In default)
               (NON)                                                     39,800
     1,050,000 AGCO Corp. company guaranty 9 1/2s,
               2008                                                   1,139,250
    11,211,000 Argo-Tech Corp. company guaranty
               8 5/8s, 2007                                          10,426,230
     5,398,000 Argo-Tech Corp. company guaranty
               Ser. D, 8 5/8s, 2007                                   5,020,140
     1,738,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                   1,503,370
     6,172,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                       5,338,780
     9,695,000 Blount, Inc. company guaranty 13s,
               2009                                                   8,337,700
    14,380,000 Blount, Inc. company guaranty 7s,
               2005                                                  13,804,800
EUR  5,205,000 BSN Financing Co. SA company
               guaranty Ser. EUR, 10 1/4s,  2009
               (Luxembourg)                                           5,742,619
EUR  3,250,000 BSN Glasspack 144A sec. notes
               9 1/4s, 2009 (France)                                  3,603,529
    $5,785,000 Crown Holdings SA 144A sec. notes
               10 7/8s, 2013 (France)                                 6,392,425
    15,070,000 Crown Holdings SA 144A sec. notes
               9 1/2s, 2011 (France)                                 16,049,550
    11,600,000 Decrane Aircraft Holdings Co.
               company guaranty Ser. B, 12s, 2008                     5,452,000
       750,000 EaglePicher bank term loan FRN
               7 1/4s, 2009  (acquired 8/6/03, cost
               $754,375) (RES)                                          752,344
     7,465,000 FIMEP SA 144A sr. notes 10 1/2s,
               2013 (France)                                          8,211,500
EUR  3,405,000 Flender Holdings 144A notes 11s,
               2010                                                   3,766,044
      $743,532 Flowserve Corp. bank term loan FRN
               Ser. C, 3.929s, 2009  (acquired
               4/30/02, cost $743,532) (RES)                            746,255
     5,222,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                          5,926,970
       849,000 Fonda Group, Inc. sr. sub. notes
               Ser. B, 9 1/2s, 2007                                     594,300
       886,000 Grove Holdings, LLC debs. 11 5/8s,
               2009 (In default) (NON)                                       89
    17,290,346 Grove Investors, LLC notes 14 1/2s,
               2010 (PIK)                                               172,903
     3,755,000 Hexcel Corp. sr. sub. notes 9 3/4s,
               2009                                                   3,891,119
     4,760,000 High Voltage Engineering Corp. sr.
               notes 10 3/4s, 2004                                      952,000
     9,317,000 Insilco Holding Co. sr. disc. notes
               14s, 2008 (In default) (NON)                              93,170
EUR  2,530,000 Invensys, PLC sr. unsub. notes
               5 1/2s, 2005 (United Kingdom)                          2,695,500
    $3,978,000 Jordan Industries, Inc. sr. notes
               Ser. D, 10 3/8s, 2007                                  1,790,100
     5,340,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 5/8s, 2010                                   5,793,900
     1,425,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 1/4s, 2007                                   1,468,933
     8,790,000 L-3 Communications Corp. company
               guaranty 6 1/8s, 2013                                  8,306,550
     1,460,000 L-3 Communications Corp. company
               guaranty Ser. B, 8s, 2008                              1,514,750
     1,000,000 L-3 Communications Corp. Structured
               Notes Ser. 01-5, 8.82s, 2009 (Issued
               by COUNTS Trust)                                         990,000
     3,110,000 L-3 Communications Corp. 144A
               Structured Notes 8 1/2s, 2006
               (Issued by Credit and Repackaged
               Securities, Ltd.) (Cayman Islands)                     3,438,603
     1,235,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                               1,235,000
     5,864,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                 6,450,400
EUR  1,640,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                 1,863,406
    $9,184,000 Motors and Gears, Inc. sr. notes
               Ser. D, 10 3/4s, 2006                                  7,990,080
    11,409,000 Owens-Brockway Glass company
               guaranty 8 7/8s, 2009                                 11,979,450
     8,313,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                           8,728,650
     6,540,000 Owens-Brockway Glass 144A sr. notes
               8 1/4s, 2013                                           6,605,400
     4,810,000 Owens-Brockway Glass 144A sr. sec.
               notes 7 3/4s, 2011                                     4,810,000
     1,500,000 Owens-Illinois, Inc. bank term loan
               FRN 4.39s, 2008  (acquired 7/17/03,
               cost $1,505,625) (RES)                                 1,502,813
       880,000 Pliant Corp. company guaranty 13s,
               2010                                                     765,600
     4,795,000 Pliant Corp. 144A sec. notes
               11 1/8s, 2009                                          4,950,838
     7,546,000 Roller Bearing Company of America
               company guaranty Ser. B,  9 5/8s,
               2007                                                   6,791,400
     3,726,000 Sequa Corp. sr. notes 9s, 2009                         3,930,930
     7,550,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                           7,814,250
     1,395,000 Sequa Corp. 144A sr. notes 8 7/8s,
               2008                                                   1,450,800
     6,160,000 Siebe PLC 144A notes 7 1/8s, 2007
               (United Kingdom)                                       6,036,800
     1,885,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                  1,696,500
     2,065,000 Sweetheart Cup Co. company guaranty
               12s, 2004                                              1,910,125
    13,403,000 Tekni-Plex, Inc. company guaranty
               Ser. B, 12 3/4s, 2010                                 13,000,910
     2,461,000 Terex Corp. company guaranty 8 7/8s,
               2008                                                   2,547,135
     3,906,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                          4,296,600
       545,000 Terex Corp. company guaranty Ser. D,
               8 7/8s, 2008                                             566,800
     5,530,000 Titan Corp. (The) 144A sr. sub.
               notes 8s, 2011                                         5,695,900
       250,000 Transdigm, Inc. bank term loan FRN
               4.116s, 2010 (acquired 7/21/03, cost
               $250,000) (RES)                                          251,875
     5,282,000 Trimas Corp. company guaranty
               9 7/8s, 2012                                           5,176,360
     2,500,000 WMX Technologies, Inc. notes 6 3/8s,
               2003                                                   2,525,905
                                                                 --------------
                                                                    256,029,150

Commercial and Consumer Services (2.5%)
-------------------------------------------------------------------------------
       546,428 Allied Waste Industries, Inc. bank
               term loan FRN 4.3967s, 2010
               (acquired 4/25/03, cost $546,428)
               (RES)                                                    549,307
        91,071 Allied Waste Industries, Inc. bank
               term loan FRN Ser. C, 4.529s,
               2010 (acquired 4/25/03, cost
               $91,071) (RES)                                            91,526
     2,131,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 10s, 2009                     2,306,808
    12,694,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 9 1/4s,
               2012                                                  13,709,520
     4,196,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 8 7/8s,
               2008                                                   4,479,230
    11,367,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 8 1/2s,
               2008                                                  12,020,603
     3,010,000 Allied Waste North America, Inc.
               144A Structured Notes 8.2s,
               2006 (issued by Credit and
               Repackaged Securities, Ltd.) (Cayman
               Islands)                                               3,144,547
     5,480,000 Brand Services, Inc. company
               guaranty 12s, 2012                                     6,096,500
     3,637,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                       3,200,560
     2,300,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                     2,236,750
EUR  2,500,000 CB Bus AB sr. sub. notes 11s, 2010
               (Sweden)                                               2,113,265
    $8,593,000 Coinmach Corp. sr. notes 9s, 2010                      8,893,755
       250,000 Corrections Corporation of America
               bank term loan FRN 3.88s,
               2008 (acquired 8/5/03, cost
               $250,000) (RES)                                          250,938
       631,125 Laidlaw International Inc., bank
               term loan FRN 7s, 2009  (acquired
               6/18/03, cost $618,503) (RES)                            633,229
     7,725,000 Laidlaw International, Inc. 144A sr.
               notes 10 3/4s, 2011                                    8,111,250
     5,997,000 IESI Corp. company guaranty 10 1/4s,
               2012                                                   6,416,790
     5,488,000 Outsourcing Solutions, Inc. sr. sub.
               notes Ser. B, 11s, 2006 (In default)
               (NON)                                                     54,880
     2,639,000 United Rentals (North America), Inc.
               company guaranty Ser. B,  10 3/4s,
               2008                                                   2,896,303
       103,000 United Rentals, Inc. company
               guaranty Ser. B, 8.8s, 2008                              100,940
     9,750,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                  9,555,000
       318,750 Worldspan bank term loan FRN 4 7/8s,
               2007  (acquired 6/30/03, cost
               $315,563) (RES)                                          319,746
                                                                 --------------
                                                                     87,181,447

Communication Services (8.4%)
-------------------------------------------------------------------------------
    13,810,000 ACC Escrow Corp. 144A sr. notes 10s,
               2011                                                  14,707,650
     3,775,000 Airgate PCS, Inc. sr. sub. notes
               stepped-coupon zero %  (13 1/2s,
               10/1/04), 2009 (STP)                                   2,283,875
     5,843,000 Alamosa Delaware, Inc. company
               guaranty 13 5/8s, 2011  (acquired
               various dates from 8/7/01 to
               5/15/02, cost $5,783,465) (RES)                        5,550,850
     2,540,000 Alamosa Delaware, Inc. company
               guaranty 12 1/2s, 2011  (acquired
               various dates from 4/11/01 to
               3/12/02, cost $2,258,200) (RES)                        2,336,800
     2,396,000 American Tower Corp. sr. notes
               9 3/8s, 2009                                           2,425,950
     8,850,000 American Tower Escrow Corp. disc.
               notes zero %, 2008                                     5,841,000
     5,690,000 American Tower, Inc. Structured
               Notes 12.58s, 2005 (issued by STEERS
               Credit Linked Trust 2001)                              5,775,350
     5,905,000 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                    767,650
     1,745,000 Cellular Operating Co., LLC sr. sub.
               notes 10 3/4s, 2008                                    1,666,475
    13,925,000 Centennial Cellular Operating Co.
               144A sr. notes 10 1/8s, 2013                          14,412,375
    11,625,000 Cincinnati Bell, Inc. 144A company
               guaranty 7 1/4s, 2013                                 11,392,500
     6,384,941 Colo.com, Inc. 144A sr. notes
               13 7/8s, 2010 (In default) (NON)                          39,906
       495,000 Colt Telecommunications Group PLC
               sr. disc. notes 12s, 2006 (United
               Kingdom)                                                 497,475
EUR  1,245,000 Colt Telecommunications Group PLC
               sr. notes 7 5/8s, 2009 (United
               Kingdom)                                               1,189,082
DEM  1,995,000 Colt Telecommunications Group PLC
               sr. notes Ser. DBC, 8 7/8s,
               2007 (United Kingdom)                                  1,030,203
    $6,255,000 Crown Castle International Corp. sr.
               disc. notes stepped-coupon zero %
               (10 3/8s, 5/15/04), 2011 (STP)                         6,161,175
     8,951,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                     9,331,418
     1,521,000 Crown Castle International Corp. sr.
               notes 9s, 2011                                         1,543,815
     7,180,000 Dobson Communications Corp. sr.
               notes 10 7/8s, 2010                                    7,790,300
     2,090,000 Dobson/Sygnet Communications, Inc.
               sr. notes 12 1/4s, 2008                                2,236,300
     2,530,000 Eircom Funding 144A sr. sub. notes
               8 1/4s, 2013 (Ireland)                                 2,656,500
     3,610,000 Fairpoint Communications, Inc. sr.
               sub. notes 12 1/2s, 2010                               3,826,600
    12,873,000 Firstworld Communication Corp. sr.
               disc. notes zero %, 2008 (In
               default) (NON)                                             1,287
     1,702,946 Globix Corp. company guaranty 11s,
               2008 (PIK)                                             1,319,783
     1,532,000 Horizon PCS, Inc. company guaranty
               13 3/4s, 2011 (In default) (NON)                         237,460
       281,000 Intermedia Communications, Inc. sr.
               notes Ser. B, 8.6s, 2008 (In
               default) (NON)                                           206,535
     9,695,000 iPCS, Inc. sr. disc. notes
               stepped-coupon zero % (14s,
               7/15/05), 2010 (In default) (NON)
               (STP)                                                    581,700
     4,532,000 IWO Holdings, Inc. company guaranty
               14s, 2011                                                611,820
       170,000 Level 3 Communications, Inc. sr.
               notes 9 1/8s, 2008                                       138,550
     5,445,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                    5,336,100
        22,000 Metromedia Fiber Network, Inc. sr.
               notes 10s, 2009 (In default) (NON)                         1,430
     9,495,000 Metromedia Fiber Network, Inc. sr.
               notes Ser. B, 10s, 2008 (In default)
               (NON)                                                    617,175
     8,630,000 Millicom International Cellular SA
               144A sr. notes 11s,
               2006 (Luxembourg)                                      8,737,875
    12,691,000 Nextel Communications, Inc. bank
               term loan FRN Ser. A, 2.4341s,
               2007 (acquired various dates from
               10/30/02 to 11/20/02, cost
               $11,286,668) (RES)                                    12,229,365
     2,481,250 Nextel Communications, Inc. bank
               term loan FRN Ser. B, 4.5623s,
               2008 (acquired 10/31/02, cost
               $2,233,125) (RES)                                      2,476,377
       144,000 Nextel Communications, Inc. sr.
               disc. notes 9.95s, 2008                                  151,200
     6,481,000 Nextel Communications, Inc. sr.
               notes 9 1/2s, 2011                                     7,064,290
       606,000 Nextel Communications, Inc. sr.
               notes 9 3/8s, 2009                                       654,480
    13,295,000 Nextel Communications, Inc. sr.
               notes 7 3/8s, 2015                                    13,328,238
     4,430,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                          4,983,750
     5,025,000 Nextel Partners, Inc. sr. notes 11s,
               2010                                                   5,401,875
    13,715,000 Nextel Partners, Inc. 144A sr. notes
               8 1/8s, 2011                                          13,234,975
       440,000 Orbital Imaging Corp. sr. notes
               Ser. B, 11 5/8s, 2005 (In default)
               (NON)                                                    191,400
     7,858,000 Orbital Imaging Corp. sr. notes
               Ser. D, 11 5/8s, 2005 (In default)
               (NON)                                                  3,418,230
     3,409,000 PanAmSat Corp. company guaranty
               8 1/2s, 2012                                           3,519,793
       699,000 PanAmSat Corp. notes 6 3/8s, 2008                        719,970
     1,369,000 Qwest Capital Funding, Inc. company
               guaranty 7 3/4s, 2006                                  1,280,015
       690,625 Qwest Communications International,
               Inc. bank term loan FRN 6 1/2s, 2007
               (acquired 6/5/03, cost $683,719)
               (RES)                                                    688,208
    21,598,000 Qwest Corp. 144A notes 8 7/8s, 2012                   23,109,860
    26,056,000 Qwest Services Corp. 144A notes
               13 1/2s, 2010                                         29,834,120
       455,000 Rogers Cantel, Ltd. debs. 9 3/8s,
               2008 (Canada)                                            473,200
     5,135,000 Rogers Cantel, Ltd. sr. sub. notes
               8.8s, 2007 (Canada)                                    5,250,538
     1,312,000 Rogers Wireless, Inc. sec. notes
               9 5/8s, 2011 (Canada)                                  1,466,160
     1,525,000 Rural Cellular Corp. sr. sub. notes
               Ser. B, 9 5/8s, 2008                                   1,357,250
     1,205,000 SBA Communications Corp. sr. notes
               10 1/4s, 2009                                          1,087,513
    11,441,000 Telus Corp. notes 8s, 2011 (Canada)                   12,687,463
     3,909,000 TSI Telecommunication Services, Inc.
               company guaranty Ser. B,  12 3/4s,
               2009                                                   3,879,683
        78,000 U S West, Inc. notes 5 5/8s, 2008                         73,710
     3,832,000 UbiquiTel Operating Co. bonds
               stepped-coupon zero %  (14s,
               4/15/05), 2010                                         2,337,520
    13,941,000 US UnWired, Inc. company guaranty
               stepped-coupon Ser. B, zero %
               (13 3/8s, 11/1/04), 2009 (STP)                         7,737,255
     3,700,000 US West Capital Funding, Inc.
               company guaranty 6 1/4s, 2005                          3,496,500
    10,340,000 Western Wireless Corp. 144A sr.
               notes 9 1/4s, 2013                                    10,340,000
         4,000 Williams Communications Group, Inc.
               notes zero %, 2010 (In default)
               (NON)                                                          1
     1,100,000 Williams Communications Group, Inc.
               notes zero %, 2008 (In default)
               (NON)                                                         11
     1,542,000 Williams Communications Group, Inc.
               notes zero %, 2007 (In default)
               (NON)                                                         15
                                                                 --------------
                                                                    293,725,929

Conglomerates (0.5%)
-------------------------------------------------------------------------------
     1,358,000 Tyco International Group SA company
               guaranty 6 3/4s, 2011
               (Luxembourg)                                           1,381,765
     2,526,000 Tyco International Group SA company
               guaranty 6 3/8s, 2006  (Luxembourg)                    2,611,253
        73,000 Tyco International Group SA company
               guaranty 6 3/8s, 2005  (Luxembourg)                       75,646
EUR  1,000,000 Tyco International Group SA company
               guaranty Ser. EMTN, 4 3/8s,  2004
               (Luxembourg)                                           1,089,567
   $14,653,000 Tyco International Group SA notes
               6 3/8s, 2011 (Luxembourg)                             14,671,316
                                                                 --------------
                                                                     19,829,547

Consumer Goods (3.3%)
-------------------------------------------------------------------------------
     6,124,000 Armkel, LLC/Armkel Finance sr. sub.
               notes 9 1/2s, 2009                                     6,705,780
     7,664,147 Derby Cycle Corp. (The) sr. notes
               10s, 2008 (In default) (NON)                             421,528
DEM  7,228,531 Derby Cycle Corp. (The) sr. notes
               9 3/8s, 2008 (In default) (NON)                          223,154
    $1,308,000 Elizabeth Arden, Inc. sec. notes
               Ser. B, 11 3/4s, 2011                                  1,451,880
     1,590,000 French Fragrances, Inc. company
               guaranty Ser. D, 10 3/8s, 2007                         1,597,950
     4,515,000 French Fragrances, Inc. sr. notes
               Ser. B, 10 3/8s, 2007                                  4,605,300
     4,566,000 Galey & Lord, Inc. company guaranty
               9 1/8s, 2008 (In default) (NON)                           34,245
    12,169,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                12,899,140
     1,000,000 Jostens, Inc. bank term loan FRN
               Ser. B, 3.6s, 2010  (acquired
               7/28/03, cost $1,000,000) (RES)                        1,003,125
     3,016,000 Jostens, Inc. sr. sub. notes
               12 3/4s, 2010                                          3,468,400
       188,000 Levi Strauss & Co. notes 7s, 2006                        164,030
     9,528,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                          8,718,120
     4,250,000 Oxford Industries, Inc. 144A sr.
               notes 8 7/8s, 2011                                     4,420,000
    14,642,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                 14,422,370
     3,664,000 Polaroid Corp. sr. notes 11 1/2s,
               2006 (In default) (NON)                                  485,480
       534,000 Rayovac Corp. bank term loan FRN
               Ser. B, 4.8675s, 2009  (acquired
               9/26/02, cost $533,466) (RES)                            534,000
     7,821,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                 7,899,210
     2,482,000 Revlon Consumer Products sr. notes
               9s, 2006                                               1,588,480
     3,065,000 Revlon Consumer Products sr. notes
               8 1/8s, 2006                                           1,961,600
     4,543,000 Russell Corp. company guaranty
               9 1/4s, 2010                                           4,826,938
    14,878,000 Samsonite Corp. sr. sub. notes
               10 3/4s, 2008                                         15,361,535
     7,404,000 Sealy Mattress Co. sr. sub. notes
               Ser. B, 9 7/8s, 2007                                   7,255,920
    11,640,296 Sealy Mattress Co. 144A sr. notes
               zero %, 2008                                          10,767,274
     5,239,000 William Carter Holdings Co. (The)
               company guaranty Ser. B,  10 7/8s,
               2011                                                   5,762,900
                                                                 --------------
                                                                    116,578,359

Distribution (--%)
-------------------------------------------------------------------------------
     5,816,000 Fleming Cos., Inc. company guaranty
               10 1/8s, 2008 (In default) (NON)                         697,920
     2,642,000 Fleming Cos., Inc. sr. notes 9 1/4s,
               2010 (In default) (NON)                                  290,620
                                                                 --------------
                                                                        988,540

Energy (6.0%)
-------------------------------------------------------------------------------
     6,525,000 Arch Western Finance, LLC 144A sr.
               notes 6 3/4s, 2013                                     6,443,438
     8,105,000 Belden & Blake Corp. company
               guaranty Ser. B, 9 7/8s, 2007                          7,537,650
     6,150,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                           6,488,250
     3,334,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                      3,625,725
     2,256,000 Chesapeake Energy Corp. company
               guaranty 8 1/8s, 2011                                  2,357,520
     1,308,000 Chesapeake Energy Corp. sr. notes
               Ser. B, 8 1/2s, 2012                                   1,373,400
     7,445,000 Chesapeake Energy Corp. 144A sr.
               notes 7 1/2s, 2013                                     7,538,063
     6,815,000 Comstock Resources, Inc. company
               guaranty 11 1/4s, 2007                                 7,223,900
       555,183 Constellation Energy Group, Inc.
               bank term loan FRN Ser. B, 3 7/8s,
               2008 (acquired 3/20/03, cost $555,183)
               (RES)                                                    559,485
     5,599,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                           5,710,980
     1,139,000 El Paso Energy Partners LP company
               guaranty Ser. B, 8 1/2s, 2011                          1,201,645
     4,115,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                  4,238,450
     5,624,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                           5,427,160
     1,819,000 Forest Oil Corp. sr. notes 8s, 2011                    1,823,548
     2,507,000 Forest Oil Corp. sr. notes 8s, 2008                    2,519,535
     5,980,000 Gazprom OAO 144A notes 9 5/8s, 2013
               (Russia)                                               6,308,900
     3,251,000 Hornbeck Offshore Services, Inc. sr.
               notes 10 5/8s, 2008                                    3,523,271
     2,755,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                           2,631,025
     1,574,000 Leviathan Gas Corp. company guaranty
               Ser. B, 10 3/8s, 2009                                  1,731,400
     6,220,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                           6,593,200
     3,000,000 Offshore Logistics, Inc. 144A sr.
               notes 6 1/8s, 2013                                     2,850,000
     6,740,000 Parker & Parsley Co. sr. notes
               8 1/4s, 2007                                           7,481,400
     4,805,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                  4,564,750
       317,953 Peabody Energy Corp. bank term loan
               FRN Ser. B, 3.6925s, 2010 (acquired
               3/20/03, cost $317,953) (RES)                            320,272
     1,540,000 Pemex Project Funding Master Trust
               144A bonds 8 5/8s, 2022                                1,632,400
     3,420,000 Pemex Project Funding Master Trust
               144A notes 7 3/8s, 2014                                3,496,950
     7,564,000 Pioneer Natural Resources Co.
               company guaranty 9 5/8s, 2010                          9,133,530
     1,601,000 Pioneer Natural Resources Co.
               company guaranty 7.2s, 2028                            1,552,970
     3,296,000 Plains All American Pipeline
               LP/Plains All American Finance
               Corp. company guaranty 7 3/4s, 2012                    3,502,000
     4,960,000 Plains Exploration & Production Co.
               company guaranty Ser. B,  8 3/4s,
               2012                                                   5,133,600
     4,500,000 Plains Exploration & Production Co.
               144A sr. sub. notes 8 3/4s, 2012                       4,657,500
     6,009,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                   6,399,585
       531,000 Pride International, Inc. sr. notes
               10s, 2009                                                573,480
     3,438,000 Pride Petroleum Services, Inc. sr.
               notes 9 3/8s, 2007                                     3,541,140
     5,165,000 Seabulk International, Inc. 144A sr.
               notes 9 1/2s, 2013                                     5,126,263
     2,848,000 Seven Seas Petroleum, Inc. sr. notes
               Ser. B, 12 1/2s, 2005 (In default)
               (NON)                                                    313,280
     6,705,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                    7,006,725
     3,807,500 Star Gas Propane 1st Mtge. 8.04s,
               2009                                                   3,750,388
     3,327,000 Stone Energy Corp. company guaranty
               8 3/4s, 2007                                           3,435,128
     2,530,000 Stone Energy Corp. sr. sub. notes
               8 1/4s, 2011                                           2,662,825
     2,940,000 Swift Energy Co. sr. sub. notes
               10 1/4s, 2009                                          3,094,350
     4,570,000 Swift Energy Co. sr. sub. notes
               9 3/8s, 2012                                           4,855,625
     3,260,000 Tesoro Petroleum Corp. sec. notes
               8s, 2008                                               3,382,250
     6,433,000 Trico Marine Services, Inc. company
               guaranty 8 7/8s, 2012                                  4,680,008
     1,375,000 Universal Compression, Inc. 144A sr.
               notes 7 1/4s, 2010                                     1,388,750
     3,408,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                           3,561,360
     6,015,000 Vintage Petroleum, Inc. sr. sub.
               notes 9 3/4s, 2009                                     6,375,900
     3,343,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                     3,376,430
       425,000 Weg Acquisition bank term loan FRN
               5.61s, 2008  (acquired 6/13/03, cost
               $420,750) (RES)                                          428,188
     7,045,000 Westport Resources Corp. company
               guaranty 8 1/4s, 2011                                  7,538,150
     2,445,000 Westport Resources Corp. 144A
               company guaranty 8 1/4s, 2011                          2,616,150
       195,000 XCL, Ltd. 144A company guaranty
               13 1/2s, 2004 (In default) (NON)                          58,500
     6,046,000 XTO Energy, Inc. sr. notes 7 1/2s,
               2012                                                   6,469,220
     2,075,000 XTO Energy, Inc. sr. notes 6 1/4s,
               2013                                                   2,075,000
                                                                 --------------
                                                                    211,890,612

Entertainment (1.3%)
-------------------------------------------------------------------------------
     4,760,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                     5,128,900
     9,283,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2011                                     9,747,150
     2,190,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2009                                     2,255,700
     4,514,967 Carmike Cinemas, Inc. bank term loan
               FRN Ser. B, 7 3/4s, 2005 (acquired
               various dates from 8/7/00 to
               10/4/02, cost $3,938,986) (RES)                        4,537,542
     6,075,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                               6,469,875
       235,000 Cinemark USA, Inc. sr. sub. notes
               Ser. B, 8 1/2s, 2008                                     239,113
    10,725,000 Premier Parks, Inc. sr. notes 10s,
               2007                                                  10,349,625
       149,000 Regal Cinemas, Inc. company guaranty
               Ser. B, 9 3/8s, 2012                                     165,018
     1,487,000 Silver Cinemas, Inc. sr. sub. notes
               10 1/2s, 2005 (In default) (NON)                             149
       225,000 Six Flags, Inc. bank term loan FRN
               Ser. B, 3.36s, 2009  (acquired
               1/15/03, cost $224,719) (RES)                            224,531
     8,911,000 Six Flags, Inc. sr. notes 8 7/8s,
               2010                                                   8,198,120
                                                                 --------------
                                                                     47,315,723

Financial (3.3%)
-------------------------------------------------------------------------------
     8,646,000 Advanta Corp. 144A company guaranty
               Ser. B, 8.99s, 2026                                    5,533,440
     4,295,000 Chevy Chase Savings Bank, Inc. sub.
               debs. 9 1/4s, 2005                                     4,305,738
     3,149,000 Conseco, Inc. 144A company guaranty
               10 3/4s, 2009 (In default) (NON)                       2,141,320
       615,000 Conseco, Inc. 144A company guaranty
               8 3/4s, 2006 (In default) (NON)                          418,200
       850,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                   837,250
     5,000,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                 5,168,750
    19,775,000 Finova Group, Inc. notes 7 1/2s,
               2009                                                   9,195,375
       637,500 Infinity Inc. bank term loan FRN
               3.61s, 2010  (acquired 7/2/03, cost
               $637,500) (RES)                                          640,422
    26,971,111 JP Morgan HYDI notes 9s, 2008                         27,308,250
     9,405,000 JP Morgan HYDI notes 8s, 2008                          9,499,050
     4,310,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                       4,600,925
     5,955,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                               6,059,213
     2,615,000 Nationwide Credit, Inc. sr. notes
               Ser. A, 10 1/4s, 2008 (In default)
               (NON)                                                         26
     3,400,000 Ocwen Federal Bank sub. debs. 12s,
               2005                                                   3,445,322
       338,000 Ocwen Financial Corp. notes 11 7/8s,
               2003                                                     339,690
     2,720,000 Peoples Bank-Bridgeport sub. notes
               9 7/8s, 2010                                           3,229,581
    10,655,000 Resource America, Inc. 144A sr.
               notes 12s, 2004                                       10,761,550
     8,889,000 Sovereign Bancorp, Inc. sr. notes
               10 1/2s, 2006                                         10,435,837
     4,570,000 UBS AG/Jersey Branch sr. notes
               Ser. EMTN, 9.14s, 2008 (Jersey)                        4,518,588
     2,231,000 Vesta Insurance Group, Inc. 144A
               company guaranty 8.525s, 2027                          1,341,389
     5,204,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                           5,620,320
                                                                 --------------
                                                                    115,400,236

Food (1.8%)
-------------------------------------------------------------------------------
       496,250 Agrilink Foods bank term loan FRN
               Ser. B, 3.85s, 2008 (acquired 8/9/02,
               cost $496,250) (RES)                                     497,077
     3,230,441 Archibald Candy Corp. company
               guaranty 10s, 2007 (PIK)                               1,098,350
     2,127,000 Aurora Foods, Inc. sr. sub. notes
               Ser. B, 9 7/8s, 2007 (In default)
               (NON)                                                  1,042,230
        90,000 Aurora Foods, Inc. sr. sub. notes
               Ser. B, 8 3/4s, 2008 (In default)
               (NON)                                                     44,100
     2,668,000 Aurora Foods, Inc. 144A sr. sub.
               notes Ser. D, 9 7/8s, 2007 (In
               default) (NON)                                         1,307,320
     1,443,000 Constellation Brands, Inc. company
               guaranty 8 1/2s, 2009                                  1,500,720
     3,088,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                              3,273,280
       338,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                               352,365
     1,530,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                   1,552,950
     1,850,000 Del Monte Corp. company guaranty
               Ser. B, 9 1/4s, 2011                                   1,970,250
     5,010,000 Del Monte Corp. 144A sr. sub. notes
               8 5/8s, 2012                                           5,216,663
     1,158,042 Del Monte Foods Co. bank term loan
               FRN Ser. B, 4.8581s, 2010  (acquired
               12/16/02, cost $1,152,252) (RES)                       1,166,728
     4,291,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                           3,990,630
       102,554 Dole Food Co. bank term loan FRN
               Ser. B, 4.9375s, 2008  (acquired
               3/28/03, cost $102,554) (RES)                            103,195
     2,190,000 Dole Food Co. sr. notes 8 7/8s, 2011                   2,299,500
     1,840,000 Dole Food Co. sr. notes 7 1/4s, 2009                   1,922,800
     6,530,000 Eagle Family Foods company guaranty
               Ser. B, 8 3/4s, 2008                                   4,440,400
    10,753,000 Land O'Lakes, Inc. sr. notes 8 3/4s,
               2011                                                   8,656,165
     6,495,000 North Atlantic Trading Co. company
               guaranty Ser. B, 11s, 2004                             6,072,825
     5,451,000 Premier International Foods PLC sr.
               notes 12s, 2009 (United Kingdom)                       5,968,845
     6,225,000 Premium Standard Farms, Inc. sr.
               notes 9 1/4s, 2011                                     6,225,000
    11,858,030 R.A.B. Holdings, Inc. sr. notes
               zero %, 2010                                           1,185,803
     5,349,000 RAB Enterprises, Inc. company
               guaranty 10 1/2s, 2005                                 2,300,070
                                                                 --------------
                                                                     62,187,266

Gaming & Lottery (5.2%)
-------------------------------------------------------------------------------
     5,460,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                 6,087,900
     8,301,000 Argosy Gaming Co. company guaranty
               10 3/4s, 2009                                          9,048,090
       360,000 Argosy Gaming Co. sr. sub. notes 9s,
               2011                                                     386,100
     6,079,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                           6,534,925
     3,175,000 Chumash Casino & Resort Enterprise
               144A sr. notes 9 1/4s, 2010                            3,421,063
     8,430,000 Herbst Gaming, Inc. sec. notes
               Ser. B, 10 3/4s, 2008                                  9,230,850
     6,681,000 Hollywood Park, Inc. company
               guaranty Ser. B, 9 1/4s, 2007                          6,747,810
     8,370,000 Horseshoe Gaming Holdings company
               guaranty 8 5/8s, 2009                                  8,809,425
     4,828,000 Majestic Investor Holdings/Capital
               Corp. company guaranty  11.653s,
               2007                                                   5,069,400
     4,140,000 Mandalay Resort Group 144A sr. notes
               6 1/2s, 2009                                           4,150,350
       809,000 MGM Mirage, Inc. coll. sr. notes
               6 7/8s, 2008                                             861,585
    12,009,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                          13,480,103
     1,247,000 MGM Mirage, Inc. company guaranty
               8 3/8s, 2011                                           1,368,583
     2,900,000 Mirage Resorts, Inc. notes 6 3/4s,
               2008                                                   3,088,500
       295,000 Mohegan Tribal Gaming Authority sr.
               notes 8 1/8s, 2006                                       314,544
     2,325,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8 3/8s, 2011                                2,505,188
     3,149,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8s, 2012                                    3,369,430
     7,246,000 Mohegan Tribal Gaming Authority 144A
               sr. sub. notes 6 3/8s, 2009                            7,264,115
     1,465,000 Park Place Entertainment Corp. sr.
               notes 8 1/2s, 2006                                     1,593,188
     8,459,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                     9,008,835
     3,430,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                         3,541,475
     2,834,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                3,117,400
     2,505,000 Park Place Entertainment Corp. sr.
               sub. notes 8 1/8s, 2011                                2,705,400
     4,620,000 Penn National Gaming, Inc. company
               guaranty Ser. B, 11 1/8s, 2008                         5,151,300
     8,402,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                     9,032,150
    11,270,000 Peninsula Gaming, LLC company
               guaranty 12 1/4s, 2006                                11,720,800
       425,000 Pinnacle Entertainment, Inc. bank
               term loan FRN Ser. B, 5.735s,
               2008 (acquired 4/3/03, cost
               $419,688) (RES)                                          427,125
     1,867,000 Pinnacle Entertainment, Inc. sr.
               sub. notes Ser. B, 9 1/2s, 2007                        1,885,670
     2,408,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                          2,299,640
     6,345,000 Riviera Holdings Corp. company
               guaranty 11s, 2010                                     6,186,375
     1,517,375 Scientific Gaming bank term loan FRN
               Ser. B, 4.6s, 2008  (acquired
               12/11/02, cost $1,509,788) (RES)                       1,519,272
     6,975,000 Station Casinos, Inc. sr. notes
               8 3/8s, 2008                                           7,463,250
     1,604,000 Trump Atlantic City Associates
               company guaranty 11 1/4s, 2006                         1,275,180
    14,491,000 Trump Casino Holdings, LLC company
               guaranty 11 5/8s, 2010                                12,824,535
     8,731,000 Venetian Casino Resort, LLC company
               guaranty 11s, 2010                                     9,931,513
                                                                 --------------
                                                                    181,421,069

Health Care (5.4%)
-------------------------------------------------------------------------------
       195,153 ALARIS Medical Systems, Inc. bank
               term loan FRN 3.8694s, 2009
               (acquired 6/30/03, cost $195,153)
               (RES)                                                    196,861
    14,033,000 Alderwoods Group, Inc. company
               guaranty 12 1/4s, 2009                                15,015,310
       101,500 Alderwoods Group, Inc. company
               guaranty 11s, 2007                                       101,500
     7,260,000 Alliance Imaging, Inc. sr. sub.
               notes 10 3/8s, 2011                                    7,550,400
     3,929,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                  3,968,290
     4,730,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                           4,931,025
     9,095,000 Ardent Health Services 144A sr. sub.
               notes 10s, 2013                                        9,276,900
     4,394,000 Biovail Corp. sr. sub. notes 7 7/8s,
               2010 (Canada)                                          4,394,000
       595,500 Community Health Systems, Inc. bank
               term loan FRN Ser. B, 3.78s,
               2010 (acquired 7/11/02, cost
               $595,500) (RES)                                          596,431
     1,679,000 Dade Behring, Inc. company guaranty
               11.91s, 2010                                           1,914,060
     1,000,000 DaVita, Inc. bank term loan FRN
               Ser. C, 3.616s, 2009  (acquired
               7/17/03, cost $1,000,000) (RES)                        1,002,500
     4,310,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                          4,622,475
       359,469 Genesis Health Ventures, Inc. sec.
               notes FRN 6.114s, 2007                                   355,874
     4,234,000 Hanger Orthopedic Group, Inc.
               company guaranty 10 3/8s, 2009                         4,699,740
       280,000 Hanger Orthopedic Group, Inc. sr.
               sub. notes 11 1/4s, 2009                                 305,200
     5,993,000 HCA, Inc. debs. 7.19s, 2015                            5,934,676
     3,080,000 HCA, Inc. med. term notes 8.85s,
               2007                                                   3,414,710
     3,150,000 HCA, Inc. notes 8.36s, 2024                            3,216,270
       735,000 HCA, Inc. notes 7.69s, 2025                              709,344
       716,000 HCA, Inc. notes 7s, 2007                                 752,172
       116,000 HCA, Inc. sr. notes 7 7/8s, 2011                         123,661
     9,679,000 Healthsouth Corp. notes 7 5/8s, 2012
               (In default) (NON)                                     7,936,780
     3,722,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008 (In default) (NON)                                3,182,310
     2,125,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011 (In default) (NON)                                1,806,250
     2,041,000 Healthsouth Corp. sr. notes 7s, 2008
               (In default) (NON)                                     1,673,620
     5,760,000 IASIS Healthcare Corp. company
               guaranty 13s, 2009                                     6,436,800
     5,846,000 Integrated Health Services, Inc. sr.
               sub. notes Ser. A, 9 1/2s, 2007 (In
               default) (NON)                                           124,228
     4,370,000 Integrated Health Services, Inc. sr.
               sub. notes Ser. A, 9 1/4s, 2008 (In
               default) (NON)                                            98,325
       750,000 Kinetic Concepts, Inc. bank term
               loan FRN 3.87s, 2011  (acquired
               8/5/03, cost $751,719) (RES)                             754,219
    11,850,000 Magellan Health Svcs., Inc. sr. sub.
               notes 9s, 2008 (In default) (NON)                      5,806,500
     2,298,000 Magellan Health Svcs., Inc. 144A sr.
               notes 9 3/8s, 2007 (In default)
               (NON)                                                  2,401,410
     1,225,612 Mariner Health Care, Inc. company
               guaranty FRN 6.63s, 2009                               1,201,100
       531,250 Medex, Inc. bank term loan FRN
               4.86s, 2009 (acquired various
               dates from 5/16/03 to 6/16/03, cost
               $530,984) (RES)                                          533,464
    10,442,000 Mediq, Inc. debs. zero %, 2009 (In
               default) (NON)                                             1,044
     6,546,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                  6,709,650
    10,600,000 Multicare Cos., Inc. sr. sub. notes
               9s, 2007 (In default) (NON)                              159,000
EUR    885,000 NYCO Holdings 144A 11 1/2s, 2013                         994,870
    $3,530,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                           3,362,325
    11,243,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                        12,676,483
     5,150,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                     4,956,875
     3,757,000 Service Corp. International debs.
               7 7/8s, 2013                                           3,578,543
       670,000 Service Corp. International notes
               7.2s, 2006                                               664,975
       228,000 Service Corp. International notes
               6 7/8s, 2007                                             220,590
     1,006,000 Service Corp. International notes
               6 1/2s, 2008                                             973,305
     7,786,000 Service Corp. International notes
               6s, 2005                                               7,786,000
     2,281,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                   2,286,703
     6,300,000 Stewart Enterprises, Inc. notes
               10 3/4s, 2008                                          6,930,000
     2,340,000 Tenet Healthcare Corp. sr. notes
               6 3/8s, 2011                                           2,176,200
     5,150,000 Tenet Healthcare Corp. sr. notes
               5 3/8s, 2006                                           5,021,250
     7,396,000 Triad Hospitals Holdings company
               guaranty Ser. B, 11s, 2009                             8,117,110
     1,961,818 Triad Hospitals, Inc. bank term loan
               FRN Ser. B, 4.1s, 2008  (acquired
               various dates from 4/23/01 to
               4/24/01, cost $1,970,796) (RES)                        1,970,513
     7,333,000 Triad Hospitals, Inc. company
               guaranty Ser. B, 8 3/4s, 2009                          7,809,645
     6,360,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012                              6,789,300
       695,000 Ventas Realty LP/Capital Corp.
               company guaranty 8 3/4s, 2009                            729,750
                                                                 --------------
                                                                    188,950,536

Homebuilding (1.7%)
-------------------------------------------------------------------------------
     3,759,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                  3,965,745
     5,539,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                   5,815,950
     2,930,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                   2,827,450
       105,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                      94,238
     3,750,000 K. Hovnanian Enterprises, Inc.
               company guaranty 10 1/2s, 2007                         4,293,750
       227,000 K. Hovnanian Enterprises, Inc.
               company guaranty 9 1/8s, 2009                            240,620
     3,945,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                          4,102,800
     1,165,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8s, 2012                              1,199,950
     1,955,000 K. Hovnanian Enterprises, Inc. 144A
               sr. sub. notes 7 3/4s, 2013                            1,915,900
     5,872,000 KB Home sr. sub. notes 9 1/2s, 2011                    6,283,040
       525,000 KB Home sr. sub. notes 7 3/4s, 2010                      535,500
     5,419,000 Ryland Group, Inc. sr. notes 9 3/4s,
               2010                                                   6,015,090
       220,000 Ryland Group, Inc. sr. sub. notes
               9 1/8s, 2011                                             240,900
     4,913,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                          5,428,865
       360,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                   363,600
     1,255,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                      1,267,550
     1,590,000 Technical Olympic USA, Inc. 144A sr.
               sub. notes 10 3/8s, 2012                               1,605,900
     2,422,000 Toll Corp. company guaranty 8 1/8s,
               2009                                                   2,549,155
     2,245,000 Toll Corp. sr. sub. notes 8 1/4s,
               2011                                                   2,390,925
     2,309,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                 2,447,540
     5,752,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                  5,867,040
                                                                 --------------
                                                                     59,451,508

Lodging/Tourism (2.3%)
-------------------------------------------------------------------------------
     9,906,000 FelCor Lodging LP company guaranty
               9 1/2s, 2008 (R)                                      10,277,475
     9,669,000 Hilton Hotels Corp. notes 7 5/8s,
               2012                                                  10,224,968
    22,489,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008 (R)                     22,601,445
     6,301,000 HMH Properties, Inc. sr. notes
               Ser. C, 8.45s, 2008                                    6,434,896
     1,695,000 Host Marriott LP company guaranty
               Ser. G, 9 1/4s, 2007 (R)                               1,813,650
     1,200,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                       1,233,000
     5,715,000 ITT Corp. notes 6 3/4s, 2005                           5,957,888
    11,565,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels Finance  Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                        12,143,250
     5,550,000 RFS Partnership LP company guaranty
               9 3/4s, 2012                                           5,633,250
       561,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 7/8s, 2012                      586,245
     3,374,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 3/8s, 2007                    3,534,265
       531,250 Wyndham International, Inc. bank
               term loan FRN 6.029s, 2006
               (acquired 5/21/03, cost $425,000)
               (RES)                                                    440,141
                                                                 --------------
                                                                     80,880,473

Media (3.9%)
-------------------------------------------------------------------------------
       151,406 Affinity Group Holdings bank term
               loan FRN Ser. B1, 5.116s, 2009
               (acquired 5/27/03, cost $151,028)
               (RES)                                                    151,596
       378,515 Affinity Group Holdings bank term
               loan FRN Ser. B2, 5.116s,
               2009 (acquired 5/27/03, cost
               $377,569) (RES)                                          378,988
    11,892,000 Affinity Group Holdings sr. notes
               11s, 2007                                             12,189,300
     5,225,000 Capital Records Inc. 144A company
               guaranty 8 3/8s, 2009                                  5,329,500
    10,010,000 Dex Media West, LLC 144A sr. notes
               8 1/2s, 2010                                          10,735,725
     3,275,000 Dex Media West, LLC 144A sr. sub.
               notes 9 7/8s, 2013                                     3,627,063
GBP  1,050,000 EMI Group eurobonds 9 3/4s, 2008
               (United Kingdom)                                       1,685,590
    $3,950,000 Garden State Newspapers, Inc. sr.
               sub. notes 8 5/8s, 2011                                4,108,000
     4,000,000 Hollinger International Publishing,
               Inc. sr. notes 9s, 2010                                4,150,000
    13,474,443 Hollinger Participation Trust 144A
               sr. notes 12 1/8s, 2010 (Canada)
               (PIK)                                                 14,417,613
     4,488,000 Key3media Group, Inc. company
               guaranty 11 1/4s, 2011 (In default)
               (NON)                                                     44,880
       425,000 Moore Wallace bank term loan FRN
               Ser. B, 3.7438s, 2010  (acquired
               3/13/03, cost $425,000) (RES)                            426,992
     9,212,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                           9,649,570
     4,517,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                           4,517,000
     5,095,000 PRIMEDIA, Inc. 144A sr. notes 8s,
               2013                                                   5,196,900
     1,993,000 Quebecor Media, Inc. sr. disc. notes
               stepped-coupon zero %  (13 3/4s,
               7/15/06), 2011 (Canada) (STP)                          1,654,190
     7,354,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                 8,162,940
     8,470,000 RH Donnelley Finance Corp. I 144A
               sr. notes 8 7/8s, 2010                                 9,274,650
     5,442,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                           6,339,930
     2,125,000 TDL Infomedia Holdings PLC sr. disc.
               notes stepped-coupon zero % (15 1/2s,
               10/15/04), 2010 (United Kingdom) (STP)                 2,061,250
     8,978,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                  9,022,890
    10,370,000 Vertis, Inc. 144A sec. notes 9 3/4s,
               2009                                                  10,992,200
       425,000 Vivendi Universal SA bank term loan
               FRN Ser. B, 3.86s, 2008  (acquired
               6/23/03, cost $425,000) (France)
               (RES)                                                    426,594
       240,000 Vivendi Universal SA 144A sr. notes
               9 1/4s, 2010 (France)                                    268,200
     1,890,000 Von Hoffman Press, Inc. company
               guaranty 10 1/4s, 2009                                 2,012,850
       890,000 Von Hoffman Press, Inc. company
               guaranty FRN 10 3/8s, 2007                               890,000
    12,068,494 Von Hoffman Press, Inc. debs. 13s,
               2009 (PIK)                                            11,163,357
                                                                 --------------
                                                                    138,877,768

Retail (2.8%)
-------------------------------------------------------------------------------
       303,320 Advance Stores bank term loan FRN
               Ser. C, 3 7/8s, 2007 (acquired 3/4/03,
               cost $303,320) (RES)                                     304,457
     3,430,000 Asbury Automotive Group, Inc.
               company guaranty 9s, 2012                              3,361,400
     7,838,000 Autonation, Inc. company guaranty
               9s, 2008                                               8,641,395
     3,024,000 Gap, Inc. (The) notes 6.9s, 2007                       3,186,540
     3,340,000 Hollywood Entertainment Corp. sr.
               sub. notes 9 5/8s, 2011                                3,590,500
     7,625,000 J. Crew Operating Corp. 144A sr.
               sub. notes 10 3/8s, 2007                               7,625,000
    10,625,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                  10,545,313
     1,621,000 JC Penney Co., Inc. debs. 7.65s,
               2016                                                   1,568,318
     1,330,000 JC Penney Co., Inc. notes 9s, 2012                     1,429,750
       240,000 JC Penney Co., Inc. notes 8s, 2010                       249,000
     1,587,000 JC Penney Co., Inc. notes Ser. MTNA,
               7.05s, 2005                                            1,646,513
       511,886 Petco Animal Supplies, Inc. bank
               term loan FRN 3.62s, 2009  (acquired
               8/6/03, cost $511,886) (RES)                             513,166
       425,000 Rite Aid Corp. bank term loan FRN
               4.11s, 2008 (acquired 5/16/03, cost
               424,469) (RES)                                           428,294
       495,000 Rite Aid Corp. notes 7 1/8s, 2007                        485,100
     5,030,000 Rite Aid Corp. 144A notes 9 1/2s,
               2011                                                   5,382,100
     1,070,000 Rite Aid Corp. 144A notes 6s, 2005                     1,037,900
     6,729,000 Rite Aid Corp. 144A sr. notes
               9 1/4s, 2013                                           6,762,645
       860,000 Rite Aid Corp. 144A sr. sec. notes
               8 1/8s, 2010                                             885,800
    13,044,000 Saks, Inc. company guaranty 8 1/4s,
               2008                                                  13,663,590
     1,000,000 Saks, Inc. company guaranty 7 1/2s,
               2010                                                   1,025,000
     7,398,000 Sbarro, Inc. company guaranty 11s,
               2009                                                   6,288,300
     1,615,000 TM Group Holdings sr. notes 11s,
               2008 (United Kingdom)                                  1,687,675
     3,759,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                  4,026,829
     6,559,000 Yum! Brands, Inc. sr. notes 8 7/8s,
               2011                                                   7,395,273
     2,287,000 Yum! Brands, Inc. sr. notes 8 1/2s,
               2006                                                   2,498,548
     4,990,000 Yum! Brands, Inc. sr. notes 7.65s,
               2008                                                   5,376,725
                                                                 --------------
                                                                     99,605,131

Technology (2.3%)
-------------------------------------------------------------------------------
     8,520,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                 9,542,400
       529,922 Amkor Technologies, Inc. bank term
               loan FRN 5.11s, 2006  (acquired
               4/17/03, cost $530,618) (RES)                            536,104
     3,520,000 Amkor Technologies, Inc. structured
               notes 12.58s, 2005  (issued by
               STEERS Credit Linked Trust 2000)                       3,660,800
     5,160,000 DigitalNet Holdings Inc. 144A sr.
               notes 9s, 2010                                         5,289,000
     8,626,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                           9,121,995
     1,798,000 Iron Mountain, Inc. company guaranty
               8 1/8s, 2008 (Canada)                                  1,851,940
       350,000 Lucent Technologies, Inc. debs.
               6 1/2s, 2028                                             232,750
     7,684,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                            5,109,860
       445,000 Lucent Technologies, Inc. notes
               5 1/2s, 2008                                             370,463
     5,331,000 ON Semiconductor Corp. company
               guaranty 13s, 2008                                     5,597,550
     9,431,000 SCG Holding & Semiconductor Corp.
               company guaranty 12s, 2009                             8,487,900
     5,429,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman
               Islands)                                               5,836,175
     1,990,749 Telex Communications Group, Inc. sr.
               sub. notes Ser. A, zero %, 2006                        1,094,912
         9,000 Xerox Cap Europe PLC company
               guaranty 5 7/8s,  2004 (United
               Kingdom)                                                   9,011
     3,715,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                   3,436,375
    16,575,000 Xerox Corp. sr. notes 7 1/8s, 2010                    16,160,625
     3,213,000 Xerox Corp. 144A sr. notes 9 3/4s,
               2009                                                   3,494,138
                                                                 --------------
                                                                     79,831,998

Transportation (1.6%)
-------------------------------------------------------------------------------
       560,000 Air Canada Corp. sr. notes 10 1/4s,
               2011 (Canada) (In default) (NON)                         274,400
    11,355,121 Air2 US 144A sinking fund Ser. D,
               12.266s, 2020 (In default) (NON)                         340,654
     6,032,000 Allied Holdings, Inc. company
               guaranty Ser. B, 8 5/8s, 2007                          5,428,800
     3,410,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1,  6.817s,
               2011                                                   2,745,050
     3,063,000 American Airlines, Inc. pass-through
               certificates Ser. 99-1,  7.024s,
               2009                                                   2,848,590
        70,832 Aran Shipping & Trading SA notes
               8.3s, 2004 (Greece) (In default)
               (NON)                                                     35,416
     7,906,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                          6,403,860
     2,837,000 Continental Airlines, Inc.
               pass-through certificates Ser. D,
               7.568s, 2006                                           2,113,565
     3,555,000 Delta Air Lines, Inc. pass-through
               certificates Ser. 00-1,  7.779s,
               2005                                                   2,722,415
     2,399,712 Delta Air Lines, Inc. pass-through
               certificates Ser. 02-1,  7.779s,
               2012                                                   1,991,761
     8,605,000 Evergreen International Aviation,
               Inc. 144A sec. notes 12s, 2010                         8,303,825
     8,753,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                          9,540,770
     1,685,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                          1,720,806
        40,000 MC Shipping, Inc. sr. notes Ser. B,
               11 1/4s, 2008                                             20,000
     1,950,000 Northwest Airlines, Inc. company
               guaranty 8 7/8s, 2006                                  1,404,000
        40,000 Northwest Airlines, Inc. company
               guaranty 8.7s, 2007                                       28,800
       378,000 Northwest Airlines, Inc. company
               guaranty 8.52s, 2004                                     359,100
     4,915,000 Northwest Airlines, Inc. company
               guaranty 7 5/8s, 2005                                  4,128,600
     4,380,000 Northwest Airlines, Inc. sr. notes
               9 7/8s, 2007                                           3,263,100
       691,250 Pacer International, Inc. bank term
               loan FRN 4.4749s, 2010  (acquired
               6/10/03, cost $694,401) (RES)                            697,298
     1,747,000 Travel Centers of America, Inc.
               company guaranty 12 3/4s, 2009                         1,991,580
     4,459,738 US Air, Inc. pass-through
               certificates Ser. 93-A3,
               10 3/8s, 2013 (In default) (NON)                       1,783,895
                                                                 --------------
                                                                     58,146,285

Utilities & Power (6.9%)
-------------------------------------------------------------------------------
       795,000 AES Corp. (The) sr. notes 8 7/8s,
               2011                                                     743,325
       171,000 AES Corp. (The) sr. notes 8 3/4s,
               2008                                                     163,305
     7,235,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                   7,452,050
     7,390,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                           7,537,800
     8,380,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                           6,955,400
     3,020,000 Allegheny Energy, Inc. notes 7 3/4s,
               2005                                                   3,020,000
     3,920,000 Avon Energy Partners Holdings 144A
               notes 7.05s,  2007 (United Kingdom)                    3,400,600
       360,000 Avon Energy Partners Holdings 144A
               notes 6.46s,  2008 (United Kingdom)                      313,053
     7,878,000 Calpine Canada Energy Finance
               company guaranty 8 1/2s,  2008
               (Canada)                                               6,105,450
     1,250,000 Calpine Corp. bank term loan FRN
               6.866s, 2007  (acquired 7/11/03,
               cost $1,250,000) (RES)                                 1,179,101
     1,317,000 Calpine Corp. sr. notes 8 3/4s, 2007                   1,027,260
     3,495,000 Calpine Corp. sr. notes 8 1/2s, 2011                   2,603,775
     6,218,000 Calpine Corp. sr. notes 7 7/8s, 2008                   4,671,273
     3,297,000 Calpine Corp. sr. notes 7 5/8s, 2006                   2,703,540
    18,322,000 Calpine Corp. 144A sec. notes
               8 1/2s, 2010                                          17,222,680
     2,490,000 CenterPoint Energy Resources Corp.
               debs. 6 1/2s, 2008                                     2,557,753
     2,100,000 CenterPoint Energy Resources Corp.
               144A notes 7 7/8s, 2013                                2,255,261
        10,000 Cleveland Electric Illuminating Co.
               (The) 144A sr. notes Ser. D, 7.88s,
               2017                                                      11,242
        24,468 CMS Energy Corp. bank term loan FRN
               Ser. C, 9s, 2004  (acquired 4/21/03,
               cost $24,162) (RES)                                       24,468
     9,434,000 CMS Energy Corp. pass-through
               certificates 7s, 2005                                  9,339,660
       175,000 CMS Energy Corp. sr. notes 9 7/8s,
               2007                                                     181,125
     2,199,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                   2,207,246
     1,254,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                   1,227,353
     1,730,000 CMS Energy Corp. 144A sr. notes
               7 3/4s, 2010                                           1,669,450
     1,996,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                           1,536,920
     8,890,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                    9,201,150
     3,354,000 Edison Mission Energy sr. notes 10s,
               2008                                                   2,783,820
     3,910,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                           3,206,200
     2,030,000 Edison Mission Energy sr. notes
               7.73s, 2009                                            1,573,250
     1,360,000 El Paso CGP Co. debs. 6 1/2s, 2008                     1,142,400
     1,740,000 El Paso CGP Co. notes 6 3/8s, 2009                     1,448,550
     6,115,000 El Paso Corp. sr. notes 7 3/8s, 2012                   5,197,750
     2,540,000 El Paso Corp. sr. notes Ser. MTN,
               7 3/4s, 2032                                           1,930,400
     3,475,000 El Paso Natural Gas Co. 144A sr.
               notes 7 5/8s, 2010                                     3,370,750
     8,590,000 El Paso Production Holding Co. 144A
               sr. notes 7 3/4s, 2013                                 8,332,300
       940,000 Gemstone Investor, Ltd. 144A company
               guaranty 7.71s, 2004                                     928,250
     5,890,000 Midwest Generation LLC pass-through
               certificates Ser. A, 8.3s, 2009                        5,301,000
    11,610,000 Mirant Americas Generation, Inc. sr.
               notes 7 5/8s, 2006 (In default)
               (NON)                                                  8,533,350
     2,530,000 Mirant Americas Generation, Inc. sr.
               notes 7.2s, 2008 (In default) (NON)                    1,859,550
     2,683,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                    1,502,480
     3,295,000 Nevada Power Co. 144A 2nd mtge. 9s,
               2013                                                   3,435,038
           119 Northeast Utilities notes Ser. A,
               8.58s, 2006                                                  134
     2,930,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                  3,047,200
     7,667,000 Northwestern Corp. notes 8 3/4s,
               2012                                                   5,673,580
     3,150,000 Pacific Gas & Electric Co. 144A sr.
               notes 7 3/8s, 2005 (In default)
               (NON)                                                  3,213,000
     5,795,000 PG&E Corp. 144A sec. notes 6 7/8s,
               2008                                                   5,881,925
     1,430,000 PG&E Gas Transmission Northwest sr.
               notes 7.1s, 2005                                       1,426,425
     5,540,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                           5,401,500
     4,505,000 SEMCO Energy, Inc. 144A sr. notes
               7 3/4s, 2013                                           4,550,050
     1,695,000 Sierra Pacific Power Co.
               collateralized Ser. MTNC, 6.82s,
               2006                                                   1,671,694
     6,535,000 Sierra Pacific Resources notes
               8 3/4s, 2005                                           6,338,950
       340,000 Southern California Edison Co. notes
               6 3/8s, 2006                                             340,850
     7,420,000 Southern California Edison Co. 144A
               1st mtge. 8s, 2007                                     8,124,900
     2,840,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                   3,141,750
     1,430,000 Teco Energy, Inc. notes 7.2s, 2011                     1,353,138
     3,725,000 Teco Energy, Inc. notes 7s, 2012                       3,468,906
     3,405,000 Teco Energy, Inc. sr. notes 7 1/2s,
               2010                                                   3,341,156
     5,274,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                           5,840,955
     5,388,000 Williams Cos., Inc. (The) FRN
               Ser. A, 6 3/4s, 2006                                   5,280,240
     1,530,000 Williams Cos., Inc. (The) notes
               9 1/4s, 2004                                           1,556,775
     6,520,000 Williams Cos., Inc. (The) notes
               6 1/2s, 2006                                           6,373,300
     6,500,000 Williams Cos., Inc. (The) sr. notes
               8 5/8s, 2010                                           6,825,000
     3,365,000 Williams Holdings Of Delaware notes
               6 1/2s, 2008                                           3,196,750
       425,000 Williams Products bank term loan FRN
               4.9s, 2007  (acquired 6/4/03, cost
               $425,000) (RES)                                          427,656
    14,136,881 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON)                                                  9,895,815
                                                                 --------------
                                                                    242,226,977
                                                                 --------------
               Total Corporate bonds and notes
               (cost $3,065,097,108)                             $2,924,586,013

Preferred stocks (2.6%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
           134 Adelphia Communications Corp.
               Ser. B, $13.00 cum. pfd. (In
               default) (NON)                                               $17
       239,508 Avecia Group PLC $4.00 pfd. (United
               Kingdom) (PIK)                                         4,071,636
        72,947 Chevy Chase Preferred Capital Corp.
               Ser. A, $5.188 pfd.                                    4,077,737
        23,895 Chevy Chase Savings Bank, Inc. $3.25
               pfd.                                                     651,139
       276,995 CSC Holdings, Inc. Ser. M, $11.125
               cum. pfd.                                             28,807,480
        27,635 Decrane Aircraft Holdings Co. $16.00
               pfd. (PIK)                                               276,346
       396,509 Diva Systems Corp. Ser. C, 6.00%
               cum. pfd.                                                  3,965
       876,252 Diva Systems Corp. 144A Ser. D,
               zero % pfd.                                                8,763
       206,805 Doane Pet Care Co. $7.125 pfd.                         8,479,005
            11 Dobson Communications Corp. 13.00%
               pfd. (PIK)                                                11,165
        10,971 Dobson Communications Corp. 12.25%
               pfd. (PIK)                                            10,971,420
         6,670 First Republic Capital Corp. 144A
               10.50% pfd.                                            6,836,750
           936 Leiner Health Products Ser. C,
               zero % pfd.                                                    1
       149,466 Lodgian, Inc. Ser. A, $7.06 cum.
               pfd. (PIK)                                             3,064,052
         1,652 Metrocall Holdings, Inc. Ser. A,
               15.00% cum. pfd.                                          18,172
        32,161 Microcell Telecommunications, Inc.
               zero % pfd. (Canada)                                     314,167
       161,412 North Atlantic Trading Co. 12.00%
               pfd. (PIK)                                             2,744,004
           210 NTL Europe, Inc. Ser. A, zero % cum.
               pfd.                                                         662
         1,201 Paxson Communications Corp. 13.25%
               cum. pfd. (PIK)                                       11,049,200
             4 Pegasus Satellite Ser. B, 12.75%
               cum. pfd. (PIK)                                            2,000
        36,436 PRIMEDIA, Inc. Ser. F, $9.20 cum.
               pfd.                                                   3,242,804
        11,945 Rural Cellular Corp. 12.25% pfd.
               (PIK)                                                  6,211,400
                                                                 --------------
               Total Preferred stocks
               (cost $116,589,039)                                  $90,841,885

Common stocks (2.2%) (a)
Number of shares                                                          Value

Automotive (0.2%)
-------------------------------------------------------------------------------
       598,177 Safety Components International,
               Inc. (NON) (AFF)                                      $5,234,049
       327,451 VS Holdings, Inc. (NON)                                  245,588
                                                                 --------------
                                                                      5,479,637

Basic Materials (0.1%)
-------------------------------------------------------------------------------
       638,122 Pioneer Cos., Inc. (NON) (AFF)                         2,361,051
        42,762 Polymer Group, Inc. Class A (NON)                        369,464
         4,358 Sterling Chemicals, Inc. (NON)                            56,654
                                                                 --------------
                                                                      2,787,169

Broadcasting (0.7%)
-------------------------------------------------------------------------------
     1,690,908 Capstar Broadcasting 144A (acquired
               4/14/97, cost $1,859,999) (NON)
               (RES)                                                  2,925,271
         1,502 Quorum Broadcast Holdings, Inc.
               Class E (acquired various dates
               from 5/15/01 to 5/15/02, cost
               $1,497,332) (NON) (RES)                                  802,985
         2,118 RCN Corp. (NON)                                            5,147
       828,335 Regal Entertainment Group 144A
               (acquired various dates from  5/9/02
               to 5/15/02, cost $6,203,886) (RES)                    14,350,904
     2,876,186 Sirius Satellite Radio, Inc. (NON)                     4,774,469
                                                                 --------------
                                                                     22,858,776

Commercial and Consumer Services (0.1%)
-------------------------------------------------------------------------------
       336,847 Laidlaw International Inc (NON)                        3,520,051
     7,647,000 Morrison Knudsen Corp. (NON)                             745,583
        18,773 Washington Group International, Inc.
               (NON)                                                    471,765
                                                                 --------------
                                                                      4,737,399

Communication Services (0.3%)
-------------------------------------------------------------------------------
        33,239 Birch Telecom, Inc. (NON)                                115,007
       148,962 Covad Communications Group, Inc.
               (NON)                                                    566,056
       948,402 Dobson Communications Corp.
               (acquired various dates from
               11/6/01 to 3/27/03, cost $7,342,787)
               (NON) (RES)                                            8,725,298
       178,578 Globix Corp. (NON)                                       535,734
         1,916 Metrocall Holdings, Inc. (NON)                           279,736
           268 Microcell Telecommunications, Inc.
               Class A (Canada) (NON)                                     2,560
        31,969 Microcell Telecommunications, Inc.
               Class B (Canada) (NON)                                   314,597
         1,544 WilTel Communications, Inc. (NON)                         24,905
             6 WorldCom, Inc. -- WorldCom Group (NON)                         1
                                                                 --------------
                                                                     10,563,894

Energy (--%)
-------------------------------------------------------------------------------
       116,877 Jasper Energy 144A (NON) (AFF)                             7,305

Financial (0.1%)
-------------------------------------------------------------------------------
     8,780,000 AMRESCO Creditor Trust (NON) (R)                         245,840
    31,440,192 Contifinancial Corp. Liquidating
               Trust Units                                              314,402
        33,000 Wayland Investment Fund II                             3,861,000
                                                                 --------------
                                                                      4,421,242

Food (0.6%)
-------------------------------------------------------------------------------
        16,714 Archibald Candy Corp. (acquired
               various dates from 9/26/00
               to 12/16/02, cost $2,639,709) (NON)
               (RES) (AFF)                                               47,635
       234,223 Aurora Foods, Inc. (NON)                                  36,305
         8,407 Premium Holdings (LP) 144A (NON)                         176,548
        11,906 PSF Group Holdings, Inc. 144A Class
               A (NON) (AFF)                                         20,835,641
                                                                 --------------
                                                                     21,096,129

Health Care (--%)
-------------------------------------------------------------------------------
        18,922 Alderwoods Group, Inc. (NON)                             151,376
        12,052 Genesis Health Ventures, Inc. (NON)                      289,248
       985,000 Loewen Group International, Inc.
               (NON)                                                         99
       178,784 Mariner Health Care, Inc. (NON)                        1,483,907
        21,000 Mediq, Inc. (NON) (AFF)                                    2,100
         9,048 Sun Healthcare Group, Inc. (NON)                          40,264
                                                                 --------------
                                                                      1,966,994

Lodging/Tourism (0.1%)
-------------------------------------------------------------------------------
        96,272 Fitzgeralds Gaming Corp. (NON)                               963
       177,090 Lodgian, Inc. (NON)                                      920,868
    12,695,811 VFB LLC (NON) (AFF)                                    2,412,204
                                                                 --------------
                                                                      3,334,035

Technology (--%)
-------------------------------------------------------------------------------
         4,224 Comdisco Holding Co., Inc.                               485,760

Utilities (--%)
-------------------------------------------------------------------------------
        23,911 York Research Corp. 144A (NON) (AFF)                       1,494
                                                                 --------------
               Total Common stocks
               (cost $207,392,244)                                  $77,739,834

Convertible bonds and notes (1.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,080,000 AES Corp. (The) cv. sub. notes
               4 1/2s, 2005                                            $984,150
     8,430,000 American Tower Corp. cv. notes 5s,
               2010                                                   7,407,863
     3,840,000 Amkor Technologies, Inc. cv. notes
               5 3/4s, 2006                                           3,657,600
     2,190,000 CenterPoint Energy, Inc. 144A cv.
               sr. notes 3 3/4s, 2023                                 2,107,875
    19,813,000 Cybernet Internet Services
               International, Inc. 144A cv. sr.
               disc. notes stepped-coupon zero %
               (13s, 8/15/04) 2009 (Denmark) (In
               default) (NON) (STP)                                      19,813
     3,370,000 DaVita, Inc. cv. sub. notes 7s, 2009                   3,538,500
EUR  3,435,000 Koninklijke Ahold NV cv. sub. notes
               3s, 2003 (Netherlands)                                 1,691,929
    $2,530,000 Kulicke & Soffa Industries, Inc. cv.
               sub. notes 4 3/4s, 2006                                2,254,863
       203,000 Millicom International Cellular SA
               144A cv. bonds zero %,
               2006 (Luxembourg) (PIK)                                  406,000
    10,725,000 Nextel Communications, Inc. cv. sr.
               notes 6s, 2011                                        11,448,938
       650,000 Rogers Communications cv. debs. 2s,
               2005 (Canada)                                            574,438
                                                                 --------------
               Total Convertible bonds and notes
               (cost $47,565,443)                                   $34,091,969

Asset-backed securities (0.5%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $4,315,000 CDO Repackaging Trust Series 144A
               FRB Ser. 03-3, Class A,
               9.49s, 2008                                           $4,315,000
     1,845,000 Denali Capital CLO III Ltd. FRN
               Ser. B-2L, 9.116s, 2015 (Cayman
               Islands)                                               1,779,560
     2,520,000 Dryden Leveraged Loan CDO 144A FRN
               Ser. 03-4A, Class D,  9.89s, 2015                      2,520,000
     4,295,000 Goldentree Loan Opportunities II,
               Ltd. 144A FRN Ser. 2A, Class
               5A, 9.87s, 2015 (Cayman Islands)                       4,295,000
     3,010,000 Verdi Synthetic Clo 144A Ser. 1A,
               Class E2, 11.15s, 2010                                 3,010,000
                                                                 --------------
               Total Asset-backed securities
               (cost $15,919,819)                                   $15,919,560

Foreign government bonds and notes (0.5%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $5,129,000 Bulgaria (Republic of) 144A bonds
               8 1/4s, 2015                                          $5,680,368
     2,115,000 Colombia (Republic of) bonds
               10 3/8s, 2033                                          2,231,325
     1,550,000 Colombia (Republic of) bonds
               Ser. NOV, 9 3/4s, 2009                                 1,715,075
     1,700,000 Colombia (Republic of) notes
               10 3/4s, 2013                                          1,910,800
     6,040,000 Ecuador (Republic of) bonds
               stepped-coupon Ser. REGS, 10s  (7s,
               8/15/03), 2030 (STP)                                   3,548,500
     1,440,000 United Mexican States bonds
               Ser. MTN, 8.3s, 2031                                   1,526,400
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $14,664,550)                             $16,612,468

Convertible preferred stocks (0.5%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       627,835 Digitalglobe Inc. 144A Ser. C,
               8 1/2s cv. pfd.                                         $627,835
        14,735 Dobson Communications Corp. $6.00
               cv. pfd.                                               3,005,940
        18,946 Knology, Inc. 144A Ser. D, zero %
               cv. pfd.                                                     189
        73,305 LTV Corp. 144A $4.125 cv. pfd. (In
               default) (NON)                                               733
        49,600 Omnicare, Inc. zero % cv. pfd.                         2,579,200
           778 Paxson Communications Corp. 144A
               9.75% cv. pfd. (PIK)                                   5,912,800
        79,363 Peninsula Gaming Partners 144A $7.14
               cv. pfd.                                                 476,180
        94,204 Telex Communications, Inc. zero %
               cv. pfd. (In default) (NON)                               94,204
        63,090 Williams Cos., Inc. (The) 144A $2.75
               cv. pfd.                                               3,588,244
        14,913 XCL, Ltd. 144A Ser. A, 9.50% cum.
               cv. pfd. (In default) (NON) (PIK)                          7,457
                                                                 --------------
               Total Convertible preferred stocks
               (cost $21,711,059)                                   $16,292,782

Units (0.2%) (a)
Number of units                                                           Value
-------------------------------------------------------------------------------
        21,810 Australis Media, Ltd. units 15 3/4s,
               2003 (Australia) (In default) (NON)
               (DEF)                                                     $2,181
        11,005 HMP Equity Holdings Corp. units
               zero %, 2008                                           5,337,425
         2,996 XCL Equity Units zero %                                  420,531
         2,959 XCL, Ltd. 144A units 13 1/2s, 2004
               (In default) (NON)                                       887,700
        79,941 XCL, Ltd. 144A units cum. cv. pfd.
               zero % (In default) (NON) (PIK)                           39,971
                                                                 --------------
               Total Units (cost $38,251,510)                        $6,687,808

Brady bonds (0.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $2,654,400 Peru (Republic of) bonds Ser. PDI,
               5s, 2017                                              $2,329,236
     1,410,000 Peru (Republic of) coll. FLIRB
               4 1/2s, 2017                                           1,170,300
     2,920,000 Peru (Republic of) coll. FLIRB Ser.
               20YR, 4 1/2s, 2017                                     2,423,600
                                                                 --------------
               Total Brady bonds (cost $5,187,715)                   $5,923,136

Warrants (--%) (a) (NON)                             Expiration
Number of warrants                                   date                 Value
-------------------------------------------------------------------------------
         8,850 American Tower Corp. Class A          8/1/2008        $1,177,050
         8,414 Dayton Superior Corp. 144A            6/15/2009            2,104
             1 Decrane Aircraft Holdings Co.
               Class B                               6/30/2010                1
             1 Decrane Aircraft Holdings Co.
               Class B                               6/30/2010                1
         8,728 Diva Systems Corp. 144A               5/15/2006               87
            31 Doe Run Resources Corp. 144A          12/31/2012               1
         9,315 Insilco Holding Co.                   8/15/2008                1
         2,450 MDP Acquisitions PLC 144A (Ireland)   10/1/2013            6,125
        19,791 Microcell Telecommunications
               (Canada)                              5/1/2008            16,693
        11,875 Microcell Telecommunications
               (Canada)                              5/1/2005             6,763
         3,334 Mikohn Gaming Corp. 144A              8/15/2008               33
           186 ONO Finance PLC 144A (United
               Kingdom)                              2/15/2011                1
         3,668 Pliant Corp. 144A                     6/1/2010             1,834
         2,378 R.A.B. Holdings, Inc.                 4/30/2010               24
         4,262 Solutia, Inc. 144A                    7/15/2009            2,131
        22,620 Sun Healthcare Group, Inc.            2/28/2005                1
         5,247 Travel Centers of America, Inc. 144A  5/1/2009            52,470
        15,004 Ubiquitel, Inc. 144A                  4/15/2010              150
     1,855,000 United Mexican States Ser. B
               (Mexico) (Rights)                     6/30/2004           23,188
     1,855,000 United Mexican States Ser. C
               (Mexico) (Rights)                     6/30/2005            4,638
     1,855,000 United Mexican States Ser. D
               (Mexico) (Rights)                     6/30/2006            1,855
     1,855,000 United Mexican States Ser. E
               (Mexico) (Rights)                     6/30/2007              928
           280 Versatel Telecom NV (Netherlands)     5/15/2008                1
        11,588 Washington Group International, Inc.
               Ser. A                                1/25/2006           36,502
        13,242 Washington Group International, Inc.
               Ser. B                                1/25/2006           30,457
         7,158 Washington Group International, Inc.
               Ser. C                                1/25/2006           15,748
         9,684 XM Satellite Radio Holdings, Inc.
               144A                                  3/15/2010               97
       175,000 ZSC Specialty Chemicals PLC 144A
               (United Kingdom)                      6/30/2011          284,368
       175,000 ZSC Specialty Chemicals PLC
               144A (Preferred) (United Kingdom)     6/30/2011           10,500
                                                                 --------------
               Total Warrants (cost $5,780,276)                      $1,673,752

Short-term investments (7.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $238,862,90 Short-term investments held in
               Putnam commingled cash
               account with yields ranging from
               0.94% to 1.22% and due dates
               ranging from September 2, 2003 to
               October 22, 2003 (d)                                $238,862,901
     5,321,623 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               0.94% to 1.22% and due dates ranging
               from September 2, 2003 to October
               22, 2003 (d)                                           5,318,269
        75,000 U.S. Treasury Note zero %, November
               6, 2003 (SEG)                                             74,849
                                                                 --------------
               Total Short-term investments
               (cost $244,256,019)                                 $244,256,019
-------------------------------------------------------------------------------
               Total Investments
               (cost $3,782,414,782)                             $3,434,625,226
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,504,276,079.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31, 2003 was $113,590,199 or 3.2% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 5).

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at August 31, 2003.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates shown at August 31, 2003.

Forward currency contracts to sell at August 31, 2003
(aggregate face value $34,842,377)

                 Market       Aggregate    Delivery   Unrealized
                 value        face value   date       depreciation
------------------------------------------------------------------
British Pounds   $1,508,034   $1,499,703   12/17/03    $(8,331)
Euro             33,788,307   33,342,674   12/17/03   (445,633)
------------------------------------------------------------------
                                                     $(453,964)
------------------------------------------------------------------

Futures contracts outstanding at August 31, 2003

                    Market      Aggregate    Expiration Unrealized
                    value       face value   date       depreciation
--------------------------------------------------------------------
U.S. Treasury Note
5 yr (Long)         $4,833,813  $4,837,387   Dec-03     $(3,574)
--------------------------------------------------------------------

Swap contracts outstanding at August 31, 2003

                                                                 Unrealized
                                       Notional     Termination  appreciation/
                                       amount       date         (depreciation)
-------------------------------------------------------------------------------
Agreement with Lehman Brothers
Special Financing, Inc. dated June
16, 2003 to receive (pay) quarterly
the notional amount multiplied by
the return of the Lehman U.S. High
Yield Index and pay quarterly the
notional amount multiplied by the
three month USD LIBOR adjusted by a
specified spread.                      $14,999,82   6/1/2005     $(29,400)

Agreement with Lehman Brothers
Special Financing, Inc. dated June
27, 2003 to receive (pay) quarterly
the notional amount multiplied by
the return of the Lehman U.S. High
Yield Index and pay quarterly the
notional amount multiplied by the
three month USD LIBOR adjusted by a
specified spread.                       8,000,118   7/1/2004      (30,069)

Agreement with Merrill Lynch
Capital Services, Inc. dated
October 27, 2000 to receive semi-
annually the notional amount
multiplied by 6.74% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR.                             59,500,000 10/31/2005    5,514,299

Agreement with Merrill Lynch
Capital Services, Inc. dated May 1,
2003 to pay at maturity the
notional amount multiplied by the
five month USD-LIBOR adjusted by a
specified spread and receive/(pay)
at maturity the notional amount
multiplied by the return of the
Merrill Lynch US High Yield Cash
Pay Index                              24,999,926  10/1/2003      724,569

Agreement with Merrill Lynch
Capital Services, Inc. dated June
13, 2003 to pay quarterly the
notional amount multiplied by the
three month USD-LIBOR adjusted by a
specified spread and receive/(pay)
quarterly the notional amount
multiplied by the return of the
Merrill Lynch US High Yield Cash
Pay Index                               9,999,835   1/1/2005      (58,850)

Agreement with Citigroup Global
Markets dated May 7, 2003 to
receive (pay) at maturity the
notional amount multiplied by the
total rate of return of the Lehman
Brothers High Yield Bond Index and
pay the notional amount multiplied
by the six month USD-Libor-BBA
adjusted by a specified spread.        19,999,712  12/1/2003      453,484

Agreement with Citigroup Global
Markets N.A. dated June 26, 2003 to
receive (pay) at maturity the
notional amount multiplied by the
total rate of return of the Lehman
Brothers High Yield Bond Index and
pay the notional amount multiplied
by the three month USD-Libor-BBA
adjusted by a specified spread.        10,000,307  10/1/2003      (37,586)
-------------------------------------------------------------------------------
                                                               $6,536,447
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
August 31, 2003

Assets
------------------------------------------------------------------------------
Investments in securities, at value, including $4,868,567 of
securities on loan (identified cost $3,782,414,782) (Note 1)    $3,434,625,226
------------------------------------------------------------------------------
Cash                                                                 6,526,691
------------------------------------------------------------------------------
Interest and other receivables                                      67,343,110
------------------------------------------------------------------------------
Receivable for shares of the fund sold                              18,197,271
------------------------------------------------------------------------------
Receivable for securities sold                                      12,918,005
------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                          6,692,352
------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)            2,992,691
------------------------------------------------------------------------------
Total assets                                                     3,549,295,346

Liabilities
------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                    8,250
------------------------------------------------------------------------------
Payable for securities purchased                                    27,261,647
------------------------------------------------------------------------------
Payable for shares of the fund repurchased                           3,949,393
------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                         4,897,069
------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             517,677
------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 255,651
------------------------------------------------------------------------------
Payable for administrative services (Note 2)                             2,701
------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                               1,796,557
------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                   453,964
------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                               155,905
------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                 161,223
------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                   5,318,269
------------------------------------------------------------------------------
Other accrued expenses                                                 240,961
------------------------------------------------------------------------------
Total liabilities                                                   45,019,267
------------------------------------------------------------------------------
Net assets                                                      $3,504,276,079

Represented by
------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                 $5,519,372,592
------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)          (17,377,751)
------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                  (1,656,008,100)
------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                 (341,710,662)
------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                     $3,504,276,079

Computation of net asset value and offering price
------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,271,755,709 divided by 300,837,045 shares)                           $7.55
------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $7.55)*                   $7.93
------------------------------------------------------------------------------
Net asset value and offering price per class B share
($879,566,262 divided by 117,030,798 shares)**                           $7.52
------------------------------------------------------------------------------
Net asset value and offering price per class C share
($87,008,402 divided by 11,564,500 shares)**                             $7.52
------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($45,017,055 divided by 5,963,398 shares)                                $7.55
------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $7.55)*                   $7.80
------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class
R share ($45,768 divided by 6,062 shares)                                $7.55
------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class
Y share ($220,882,883 divided by 29,323,624 shares)                      $7.53
------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended August 31, 2003

Investment income:
------------------------------------------------------------------------------
Interest                                                          $300,330,762
------------------------------------------------------------------------------
Dividends                                                           25,488,756
------------------------------------------------------------------------------
Securities lending                                                      18,871
------------------------------------------------------------------------------
Total investment income                                            325,838,389

Expenses:
------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    17,438,880
------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                       3,195,166
------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              80,987
------------------------------------------------------------------------------
Administrative services (Note 2)                                        38,648
------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                5,020,778
------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                8,387,860
------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  770,397
------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  202,955
------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       61
------------------------------------------------------------------------------
Other                                                                2,087,184
------------------------------------------------------------------------------
Total expenses                                                      37,222,916
------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (134,582)
------------------------------------------------------------------------------
Net expenses                                                        37,088,334
------------------------------------------------------------------------------
Net investment income                                              288,750,055
------------------------------------------------------------------------------
Net realized loss on investments (including net realized gain of $87,820 on sales of investments to affiliated issuers)
(Notes 1, 3 and 5)                                                (170,312,506)
------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                        643,915
------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)           (196,805)
------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                    (454,916)
------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts
and swap contracts during the year                                 485,404,843
------------------------------------------------------------------------------
Net gain on investments                                            315,084,531
------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $603,834,586
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                          Year ended August 31
Increase in net assets                                   2003             2002
------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------
Net investment income                            $288,750,055     $197,708,526
------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                            (169,865,396)    (333,496,843)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                                484,949,927      (10,168,047)
------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         603,834,586     (145,956,364)
------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
------------------------------------------------------------------------------
  From net investment income
    Class A                                      (192,148,223)    (162,208,801)
------------------------------------------------------------------------------
    Class B                                       (74,674,852)     (33,851,892)
------------------------------------------------------------------------------
    Class C                                        (6,641,986)        (758,384)
------------------------------------------------------------------------------
    Class M                                        (3,772,717)      (1,318,832)
------------------------------------------------------------------------------
    Class R                                            (1,005)              --
------------------------------------------------------------------------------
    Class Y                                       (16,802,807)      (3,734,073)
------------------------------------------------------------------------------
  From return of capital
    Class A                                                --       (9,493,073)
------------------------------------------------------------------------------
    Class B                                                --       (1,981,141)
------------------------------------------------------------------------------
    Class C                                                --          (44,383)
------------------------------------------------------------------------------
    Class M                                                --          (77,183)
------------------------------------------------------------------------------
    Class Y                                                --         (218,532)
------------------------------------------------------------------------------
Increase from capital share transactions
(Note 4)                                          369,906,038    1,302,116,197
------------------------------------------------------------------------------
Total increase in net assets                      679,699,034      942,473,539

Net assets
------------------------------------------------------------------------------
Beginning of year                               2,824,577,045    1,882,103,506
------------------------------------------------------------------------------
End of year (including distributions in
excess of net investment income of
$17,377,751 and $26,348,535, respectively)     $3,504,276,079   $2,824,577,045
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                        Year ended August 31
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $6.86           $8.10           $9.47          $10.46          $11.47
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .67             .77             .97            1.05            1.11
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .71           (1.15)          (1.31)           (.95)           (.93)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.38            (.38)           (.34)            .10             .18
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.69)           (.81)          (1.00)          (1.09)          (1.13)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                                        --            (.05)           (.03)             --            (.06)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.69)           (.86)          (1.03)          (1.09)          (1.19)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $7.55           $6.86           $8.10           $9.47          $10.46
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     21.27           (5.10)          (3.49)            .93            1.76
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                        $2,271,756      $1,814,979      $1,584,421      $2,022,516      $2,488,892
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                    .98            1.01             .99             .96             .93
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   9.41           10.37           11.40           10.45           10.23
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     75.18           74.29 (d)       77.43           60.55           50.65
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                        Year ended August 31
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $6.84           $8.07           $9.44          $10.42          $11.43
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .62             .71             .91             .98            1.04
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .70           (1.14)          (1.31)           (.94)           (.95)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.32            (.43)           (.40)            .04             .09
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.64)           (.76)           (.94)          (1.02)          (1.05)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                                        --            (.04)           (.03)             --            (.05)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.64)           (.80)           (.97)          (1.02)          (1.10)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $7.52           $6.84           $8.07           $9.44          $10.42
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     20.31           (5.69)          (4.23)            .27             .99
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $879,566        $793,713        $274,501        $381,093        $669,009
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.73            1.76            1.74            1.71            1.68
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   8.67            9.40           10.67            9.72            9.53
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     75.18           74.29 (d)       77.43           60.55           50.65
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         For the
                                                                                                                          period
                                                                                                            Year       March 19,
                                                                                                           ended        2002+ to
Per-share                                                                                              August 31       August 31
operating performance                                                                                       2003            2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                        $6.85           $7.60
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                                    .62             .29
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                   .68            (.74)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                       1.30            (.45)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                           (.63)           (.28)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                                        --            (.02)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                         (.63)           (.30)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                              $7.52           $6.85
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                     20.08           (6.03)*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                           $87,008         $48,587
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                   1.73             .80*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                   8.49            4.17*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                     75.18           74.29 (d)
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                        Year ended August 31
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $6.87           $8.10           $9.47          $10.45          $11.47
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .65             .75             .95            1.03            1.09
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .70           (1.15)          (1.31)           (.94)           (.95)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.35            (.40)           (.36)            .09             .14
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.67)           (.79)           (.98)          (1.07)          (1.10)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                                        --            (.04)           (.03)             --            (.06)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.67)           (.83)          (1.01)          (1.07)          (1.16)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $7.55           $6.87           $8.10           $9.47          $10.45
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     20.80           (5.23)          (3.76)            .78            1.42
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $45,017         $34,917          $8,601         $11,005         $15,264
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.23            1.26            1.24            1.21            1.18
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   9.12            9.79           11.15           10.21           10.00
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     75.18           74.29 (d)       77.43           60.55           50.65
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         For the
                                                                                                                          period
                                                                                                                     January 21,
                                                                                                                        2003+ to
Per-share                                                                                                              August 31
operating performance                                                                                                       2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                        $6.99
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                                                    .40
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                                          .54
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                        .94
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                           (.38)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                                                        --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                         (.38)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                              $7.55
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                                     13.76*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                               $46
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                                    .75*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                   5.59*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                     75.18
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         For the
                                                                                                                          period
                                                                                                                    December 31,
                                                                                                                        1998+ to
Per-share                                                                    Year ended August 31                      August 31
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $6.85           $8.09           $9.47          $10.46          $10.83
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .68             .77             .99            1.08             .77
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .71           (1.13)          (1.31)           (.95)           (.35)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.39            (.36)           (.32)            .13             .42
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.71)           (.83)          (1.03)          (1.12)           (.75)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                                        --            (.05)           (.03)             --            (.04)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.71)           (.88)          (1.06)          (1.12)           (.79)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $7.53           $6.85           $8.09           $9.47          $10.46
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     21.45           (4.84)          (3.34)           1.17            3.92*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $220,883        $132,382         $14,580         $16,668         $21,461
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                    .73             .76             .74             .71             .46*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   9.57           10.05           11.61           10.72            6.81*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     75.18           74.29 (d)       77.43           60.55           50.65
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
August 31, 2003

Note 1
Significant accounting policies

Putnam High Yield Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities. These securities may have a higher rate of default due to the nature of the investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B and class C shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for an interest payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Total return swap contracts outstanding at period end are listed after The fund's portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are recognized as part of interest income. A portion of the payments received or made upon early termination are recognized as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end are listed after The fund's portfolio.

I) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2003, the value of securities loaned amounted to $4,868,567. The fund received cash collateral of $5,318,269 which is pooled with collateral of other Putnam funds into 32 issuers of high grade short-term investments.

J) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2003, the fund had a capital loss carryover of $1,600,861,913 available to the extent allowed by tax law to offset future capital gains, if any. This amount includes $381,214,708 of capital losses acquired in connection with the acquisition of High Yield Trust II which are subject to limitations imposed by the Internal Revenue Code. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
---------------------------------------
    $3,690,829      August 31, 2004
     4,909,410      August 31, 2005
    14,566,882      August 31, 2006
   135,892,331      August 31, 2007
   339,129,540      August 31. 2008
   305,968,663      August 31, 2009
   298,606,980      August 31, 2010
   498,097,278      August 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2004 $49,320,027 of losses recognized during the period November 1, 2002 to August 31, 2003.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, the expiration of a capital loss carryover, defaulted bond interest, unrealized gains and losses on certain futures contracts, realized gains and losses on certain futures contracts, interest on payment-in-kind securities and partnership K-1 income. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2003, the fund reclassified $14,262,319 to decrease distributions in excess of net investment income and $54,891,473 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $40,629,154.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $169,332,355
Unrealized depreciation           (535,264,527)
                                  ------------
Net unrealized depreciation       (365,932,172)
Undistributed ordinary income        9,223,387
Capital loss carryforward        1,600,861,913
Post October loss                   49,320,027
Cost for federal income
tax purposes                    $3,800,557,398


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended August 31, 2003, the fund's expenses were reduced by $134,582 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,563 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $507,467 and $4,751 from the sale of class A and class M shares, respectively, and received $1,401,836 and $20,893 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2003, Putnam Retail Management, acting as underwriter, received $11,076 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended August 31, 2003, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $2,504,559,132 and $2,210,467,501, respectively. Purchases and sales of U.S. government obligations aggregated $2,218,125 and $2,219,039, respectively.


Note 4
Capital shares

At August 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                      Year ended August 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                        145,785,467    $1,042,058,741
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                    16,597,854       117,784,000
----------------------------------------------------------------
                                   162,383,321     1,159,842,741

Shares repurchased                (125,950,786)     (902,791,022)
----------------------------------------------------------------
Net increase                        36,432,535      $257,051,719
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         35,036,350      $266,178,532
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                    14,419,619        98,020,975
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam High
Yield Trust II                      77,697,051       565,608,504
----------------------------------------------------------------
                                   127,153,020       929,808,011

Shares repurchased                 (58,303,031)     (431,763,475)
----------------------------------------------------------------
Net increase                        68,849,989      $498,044,536
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         44,160,108      $314,502,228
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     5,669,255        40,058,308
----------------------------------------------------------------
                                    49,829,363       354,560,536

Shares repurchased                 (48,893,664)     (349,166,755)
----------------------------------------------------------------
Net increase                           935,699        $5,393,781
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         13,584,348       $98,530,774
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,619,703        19,003,444
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam High Yield
Trust II                            87,401,275       633,886,665
----------------------------------------------------------------
                                   103,605,326       751,420,883

Shares repurchased                 (21,513,832)     (155,627,588)
----------------------------------------------------------------
Net increase                        82,091,494      $595,793,295
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         18,718,402      $133,618,312
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       587,322         4,197,741
----------------------------------------------------------------
                                    19,305,724       137,816,053

Shares repurchased                 (14,837,161)     (107,524,031)
----------------------------------------------------------------
Net increase                         4,468,563       $30,292,022
----------------------------------------------------------------

                                   For the period March 19, 2002
                                    (commencement of operations)
                                              to August 31, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,553,654       $18,373,078
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        64,627           445,639
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam High
Yield Trust II                       5,781,664        42,015,126
----------------------------------------------------------------
                                     8,399,945        60,833,843

Shares repurchased                  (1,304,008)       (9,449,122)
----------------------------------------------------------------
Net increase                         7,095,937       $51,384,721
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,402,242       $24,330,666
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       356,289         2,534,391
----------------------------------------------------------------
                                     3,758,531        26,865,057

Shares repurchased                  (2,880,242)      (20,781,685)
----------------------------------------------------------------
Net increase                           878,289        $6,083,372
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            589,610        $4,292,694
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       132,689           958,357
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam High Yield
Trust II                             4,461,174        32,490,281
----------------------------------------------------------------
                                     5,183,473        37,741,332

Shares repurchased                  (1,159,666)       (8,256,915)
----------------------------------------------------------------
Net increase                         4,023,807       $29,484,417
----------------------------------------------------------------

                                 For the period January 21, 2003
                                    (commencement of operations)
                                              to August 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              5,886           $43,500
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           176             1,315
----------------------------------------------------------------
                                         6,062            44,815

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                             6,062           $44,815
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         14,737,927      $102,795,238
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,179,863        16,802,807
----------------------------------------------------------------
                                    16,917,790       119,598,045

Shares repurchased                  (6,915,851)      (48,557,716)
----------------------------------------------------------------
Net increase                        10,001,939       $71,040,329
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,691,926       $19,204,537
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       558,588         3,952,605
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam High Yield
Trust II                            16,649,661       120,966,912
----------------------------------------------------------------
                                    19,900,175       144,124,054

Shares repurchased                  (2,379,602)      (16,714,826)
----------------------------------------------------------------
Net increase                        17,520,573      $127,409,228
----------------------------------------------------------------

At August 31, 2003, Putnam , LLC owned 149 class R shares of the fund (2.5% of class R shares outstanding), valued at $1,125.


Note 5
Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:


                                 Purchase      Sales    Dividend        Market
Affiliates                           Cost       Cost      Income         Value
------------------------------------------------------------------------------
Archibald Candy Corp.          $2,639,709       $257         $--       $47,635
Jasper Energy 144A*                    --         --          --         7,305
Mediq, Inc.                     8,670,504        700          --         2,100
Paracelsus Healthcare Corp.            --        206          --            --
Pioneer Cos., Inc.                 41,874         --          --     2,361,051
PSF Group Holdings Inc., 144A          --         --          --    20,835,640
Safety Components Internation          --         --          --     5,234,049
York Research Corp. 144A*              --         --          --         1,494
VFB LLC (United Kingdom)        9,558,415         --          --     2,412,204
------------------------------------------------------------------------------
Totals                        $20,910,502     $1,163         $--   $30,901,478
------------------------------------------------------------------------------
* Securities received as a corporate action.

  Market values are shown for those securities affiliated at period end.


Note 6
Acquisition of Putnam High Yield
Trust II

On June 21, 2002, the fund issued 77,697,051, 87,401,275, 5,781,664,
4,461,174 and 16,649,661 of class A, class B, class C, class M and class Y shares to acquire Putnam High Yield Trust II net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam High Yield Trust II on June 21, 2002, valuation date, were $1,633,735,061 and $1,394,967,488 respectively.

On June 21, 2002, Putnam High Yield Trust II had unrealized depreciation of $242,536,390.

The aggregate net assets of the fund immediately following the acquisition were $3,028,702,549.



Federal tax information
(Unaudited)

The fund has designated 7.07% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2003, the fund hereby designates 2.81%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.



About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice President and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

Lawrence J. Lasser* (11/1/42), Trustee since 1992

Mr. Lasser is the President and Chief Executive Officer of Putnam
Investments, LLC since 1985. He started his career at Putnam in 1969.

Mr. Lasser is a Director of Marsh & McLennan Companies, Inc. (the parent company of Putnam Investments). He is also a member of the Board of Governors of the Investment Company Institute (the national association for the U.S. investment company industry). Mr. Lasser is a Director of the United Way of Massachusetts Bay, a Trustee of the Museum of Fine Arts, Boston, and a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston. He is also a member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

Mr. Lasser is a graduate of Antioch College and Harvard Business School.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.


The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2003, there were 102 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and
Putnam Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to
July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments,
Putnam Management and Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.



Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.



The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund*
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund+
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.



Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal
Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

----------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
----------------------

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN034-203381  014/324/2AC  10/03

Not FDIC Insured   May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam High Yield Trust
Supplement to Annual Report dated 8/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 8/31/03

                                                                        NAV

1 year                                                                21.45%
5 years                                                               15.19
Annual average                                                         2.87
10 years                                                              66.32
Annual average                                                         5.22
Life of fund (since class A inception, 2/14/78)
Annual average                                                         9.10

Share value:                                                            NAV

8/31/02                                                               $6.85
8/31/03                                                               $7.53

----------------------------------------------------------------------------

Distributions:             No.     Income     Capital gains           Total
                           12      $0.705          --                $0.705

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: October 29, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: October 29, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: October 29, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: October 29, 2003